  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14 C/A

(Amendment No. 2)

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Definitive Information Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

SLEEPAID HOLDING COMPANY
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14c5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common

(2)	Aggregate number of securities to which transaction applies:

12,000,000

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

$0.10 per share

(4)	Proposed maximum aggregate value of transaction:

$1,200,000.00

(5)	Total fee paid:

$149.40

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount previously paid:

Not Applicable

(2)	Form, Schedule or Registration Statement No.

Not Applicable

(3)	Filing Party:

Not Applicable

(4)	Date Filed:

Not Applicable

SLEEPAID HOLDING CO.

Room 10, 1/F. Wellborne Commercial Centre,

8 Java Road, North Point, Hong Kong

(852) 28062312

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. NO PROXIES ARE BEING SOLICITED AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

Dear Stockholder:

This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934 (the Exchange Act). This Information Statement is being provided solely for informational purposes and not in connection with a vote of the Company’s shareholders.

The Board of Directors has decided to sell its wholly owned subsidiary, Yugosu Investment Limited and Yugosu’s subsidiaries, to ZZLL Information Technology, Inc. in exchange for shares of ZZLL common stock. This Information Statement contains information about the disposition process and consideration information.

This Information Statement is being mailed on or about March 19, 2018, to the shareholders of record of common stock of Sleepaid Holding Co., a Nevada corporation (“we”, “us”, “Sleepaid” or the “Company”), as of the close of business on February 28, 2018 (the “Record Date”). You are receiving this Information Statement in connection with this disposition and change to the Company’s business and structure.

Prior to the mailing of this Information Statement, certain shareholders who represent a majority of our outstanding voting shares signed written consents approving each of the actions listed above on the terms described herein (the “Actions”). As a result, the Actions have been approved and neither a meeting of our stockholders nor additional written consents are necessary. The Board of Directors unanimously approved the Actions as well.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of Regulation 14C of the Securities Exchange Act of 1934, as amended (“Exchange Act”). This Information Statement constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 78.320 of the Nevada Revised Statutes (the “NRS”) covering the Actions to which our Majority Stockholders consented on February 28, 2018. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with this document, including with respect to the approval of the Exchange Agreement. No meeting of our stockholders will be held, or proxies requested for these matters since they have already been consented to by the Majority Stockholders, acting by written consent in lieu of a meeting, in their capacity as the holders of a majority of the issued and outstanding shares of the Company’s common stock.

The transaction described in the Information Statement and the action taken by the Majority Shareholders may be ratified no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock, and thus voting power, was March 8, 2018.

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SLEEPAID HOLDING CO.

Room 10, 1/F. Wellborne Commercial Centre,

8 Java Road, North Point, Hong Kong

(852) 28062312

INFORMATION STATEMENT PURSUANT TO SECTION 14C

OF THE EXCHANGE ACT

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN CONSENTED TO BY THE HOLDERS OF A MAJORITY OF THE SHARES OF THE COMPANY’S VOTING STOCK.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

GENERAL

This Information Statement and Notice of Action Taken Without a Meeting of Stockholders is being furnished by us to our stockholders of record as of February 28, 2018 (the “Record Date”), to inform the stockholders of the Record Date of the approval by the stockholders holding a majority of the votes (“Majority Stockholders”) of the Company’s proposed sale of three of its subsidiaries to ZZLL Information Technology, Inc., a Nevada corporation (“ZZLL”), in exchange for the issuance of 12,000,000 shares of the common stock of ZZLL. ZZLL’s common stock is traded on the OTCQB under the symbol “ZZLL”. The Company will distribute 12,000,000 of the ZZLL Shares pro rata to its shareholders at an exchange rate of one (1) share of Sleepaid common stock for .8750 shares of ZZLL stock with fractional shares being rounded up to the nearest whole share (the “Exchange”). The Company and ZZLL have valued the shares being issued by ZZLL as part of the Exchange at $0.10 per share. After the Exchange, ZZLL’s wholly owned subsidiary, Syndicore Asia Ltd. (“SAL”), a Hong Kong corporation, will operate the three subsidiaries being acquired from the Company.

This Information Statement is being sent in lieu of a special meeting of the stockholders of the Company. Pursuant to unanimous written consent in lieu of a meeting, the Board of Directors of the Company (the “Board”) approved the entering into and consummation of the Share Exchange Agreement with ZZLL (the “Agreement”). The Majority Stockholders of the Company who beneficially own, in the aggregate, shares of common stock of the Company, representing approximately 96.48% of the voting power of the Company as of the date of this Information Statement, gave their written consent to the Agreement described in this Information Statement on the Record Date.

The elimination of the need for a special or annual meeting of the stockholders to ratify or approve the transaction is authorized by Sections 78.320 and 78.565 of the NRS and the Company's Articles of Incorporation and Bylaws which provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by stockholders holding at least a majority of the voting power. Such consent shall have the same force and effect as a majority vote of the stockholders and may be stated as such in any document. To eliminate the costs and management time involved in holding a special meeting and in order to affect the Agreement as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors and the Majority Shareholders approved the Agreement and the Exchange pursuant to written consents.

The Company is distributing this Information Statement to its stockholders to satisfy any notice requirements it may have under the NRS. No additional action will be undertaken by the Company with respect to the receipt of the written consents. Dissenters’ rights of appraisal under the NRS are afforded to the Company's stockholders as a result of the approval of the Agreement since the sale of these assets represents substantially all of the assets of the Company.

This Information Statement is dated as of and is first being sent to our stockholders of record on or about March 8, 2018.

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PROPOSAL TO APPROVE A SHARE EXCHANGE FOR OUR THREE WHOLLY OWNED SUBSIDIARIES

SUMMARY TERM SHEET

We are providing this summary term sheet for your convenience. It highlights material information in this document, but you should realize that it does not describe all of the details of the proposed share exchange to the same extent that they are described in the body of this document. We urge you to read the entire document and the related letter of transmittal carefully, because they contain the full details of the share exchange. This summary term sheet is qualified in its entirety by reference to the more detailed information appearing elsewhere in, or accompanying, this Information Statement.

Q:	Why am I receiving this Information Statement?

A:	This Information Statement describes the transactions relating to the sale of our three wholly owned subsidiaries Yugosu Investment Limited, Guangzhou Sleepaid Household Supplies Co., Ltd., and Mainland China Guangzhou Yuewin Trading Co., Ltd. in exchange for 12,000,00 shares of the common stock of ZZLL Information Technology, Inc. and the approval of that sale by written consent of our stockholders holding a majority of the outstanding shares of our common stock. Our board of directors is providing this Information Statement to you pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, solely to inform you of, and provide you with information about the sale of our subsidiaries before the transaction is consummated.

Q:	Who is entitled to receive this Information Statement?

A:	Stockholders of record as of the close of business on March 8, 2018, the date the stockholders approved the share exchange transaction are entitled to receive this Information Statement, which describes the corporate actions that have been approved by the written consent of our stockholders.

Q:	Am I being asked to vote on the share exchange?

A:	No, we are not asking you to vote for approval of the share exchange or to provide your written consent to the share exchange, because your vote or written consent is not required for approval. The share exchange has already been approved by the written consent of the holders of a majority of the Company’s outstanding ordinary shares.

Q:	Will there be a stockholder meeting to consider and approve the share exchange?

A:	No, a stockholder meeting will not be held to consider and approve the share exchange. The share exchange has already been approved by the written consent of our stockholders.

Q:	Will I receive anything from the transaction?

A:	Yes. You will receive .8750 shares of ZZLL for each Sleepaid share you own. In addition, you will get to keep your Sleepaid shares.

Q:	Is the share exchange subject to the satisfaction of any conditions?

A:	No.

Q:	Is any action required on my part, such as to vote?

A:	No action is required on your part. Your approval is not necessary, and it not being sought. The holders of a majority of the Company’s Common Stock have already approved the share exchange.

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Q:	Am I entitled to any appraisal or dissenters’ rights?

A:	Stockholders will be entitled to appraisal or dissenters’ rights as a result of the share exchange under Nevada law.

Q:	Will the business plan or operations of the Company change as a result of the share exchange?

A:	Sleepaid Holdings, Co. is principally engaged in the design and distribution of soft bedding products, smart bedding products, home accessories, and personal care products in China. These operations will not change as a result of the exchange. Nonetheless the transaction will entail the sale of substantially all the assets of the Company.

Q:	What does the Board of Directors of the Company think of the share exchange?

A:

The Company’s entire Board of Directors (the "Board") and a majority of the stockholders of the Company voted in favor of and authorized the share exchange. The Board determined that the share exchange is in the best interest of all of our stockholders. The Board established the ratio by which shareholders will receive shares of ZZLL based upon fairness and other factors the Board deemed relevant, as described in more detail herein.

The fairness of the ratio by which the ZZLL shares will be issued to the shareholders was based equally on a pro-rata basis, determined by the ratio that the number of shares held by each shareholder bore to the total number of outstanding shares.

In terms of valuation of the exchange it was determined that the subsidiaries were worth approximately $1,200,0000, so the Company received 12,000,000 ZZLL shares based on a valuation of the ZZLL shares at $.10 per share. Factors considered by the Board in determining this valuation include the following:

• The Company had revenues of $1,870,000, but a net loss of $606,000. This was due to numerous factors, but a primary factor is that the Company cannot raise money because of the lack of a public market trading platform. This creates liquidity issues.

• The Company as structured is losing money.

• The Company is unable to obtain either public market or bank financing due to its public company status and lack of free trading market.

• The Company shareholders have been holding illiquid shares for more than 3 years.

• This transaction provides an equitable solution for all parties. It allows the current shareholders to obtain value for their existing shares, plus allows the public company to still execute its business plan and try to increase its share value without the burden of the money losing subsidiaries. It allows ZZLL to make an acquisition that it can build on its current platform with a company that has an established brand name and distribution network.

• The SLPA Board of Directors considers this to be a fair transaction which takes into account the best interest off all parties and maximizes all shareholders potential value.

Q:	What should I do now?

A:	No action by you is required.

Q:	Who can help answer my questions?

A:	If you would like additional copies, without charge, of this Information Statement, or if you have questions about the share exchange, then you should contact us as follows:

SLEEPAID HOLDING CO.

Room 10, 1/F. Wellborne Commercial Centre,

8 Java Road, North Point, Hong Kong

(852) 28062312

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DESCRIPTION OF THE TRANSACTION

THE DISPOSITION OF YUGOSU INVESTMENT INC. AND ITS SUBSIDIARIES

Sleepaid Holding Co. (“Sleepaid” or “the Vendor”) has a wholly owned subsidiary, Yugosu Investment Limited, a company incorporated in Hong Kong with company number 1119109, whose registered office is situated at Room 110, 1/F, Wellborn Commercial Centre, 8 Java Road, North Point, Hong Kong (“YUGOSU”).

YUGOSU has a wholly owned subsidiary, Guangzhou Sleepaid Household Supplies Co., Ltd., (广州施力普家居用品有限公司), a company incorporated in Mainland China, whose registered office is situated at Room 1303, 3rd Office Building, Poly Plaza, 290 East Hanxi Avenue, Zhongcun, Panyu District, Guangzhou, Guangdong, China (“Sleepaid Household”).

Guangzhou Sleepaid Household Supplies Co., Ltd. has a wholly owned subsidiary in Mainland China, Guangzhou Yuewin Trading Co., Ltd.（广州悦荣贸易有限公司), which is located at 1302, 3rd Office Building, Poly Plaza, 290 East Hanxi Avenue, Zhongcun, Panyu District, Guangzhou, Guangdong, China (“Yuewin”).

YUGOSU, Sleepaid Household and Yuewin are engaged in development, manufacturing, distribution and marketing of bedding products, specifically memory foam pillows, memory foam mattresses, and soft beds. We market and distribute our bedding products mostly in well-known malls and furniture stores across Mainland China.

Currently, Sleepaid is selling the Sleep Aid products to end customers through its self-managed and franchised retail stores in Guangdong and Guangxi Provinces in southern China. Sleepaid has a total of 39 stores. It manages 13 of these stores directly. The remaining 26 stores are owned by franchisees.

Sleep Aid is the self-developed brand of YUGOSU which possesses proprietary rights. The PRC National Industry and Commerce Bureau has granted Yuewin seven trademarks numbered 13009803, 8243171, 13009777, 13009927, 13009970, 13010039, and 13010067; and granted Sleepaid Household seventeen trademarks numbered 16151852, 23078424, 7518742, 16152358, 23077911, etc. covering various kinds of mattresses, pillows, blankets, quilts, hospital and massage beds under the Sleep Aid brand name. All these products are designed and developed by Yuewin's in-house product development team in collaboration with third-party manufacturers, who manufacture the actual products. Sleepaid Household also owns thirteen software copyrights covering ERP system, sales system, E-commerce system, household supplies design software, sleep monitor software, etc.

ZZLL Information Technology, Inc. (“ZZLL”), a Nevada corporation, an unrelated third party, and Sleepaid have agreed to exchange all the issued and outstanding shares of Sleepaid’s three subsidiaries (YUGOSU, Sleepaid Household and Yuewin) for 12,000,000 shares of ZZLL’s common stock, par value $0.0001, in restricted form. ZZLL is traded on the OTCQB under the symbol “ZZLL” and is a reporting issuer under the Securities Exchange Act of 1934, as amended. At the closing of this Exchange, ZZLL will own all the assets and be responsible for all the liabilities of these three subsidiaries. ZZLL will integrate these businesses into its online business model. ZZLL’s wholly-owned subsidiary, SAL, shall operate the businesses being acquired from the Company. The Company intends to distribute the shares of ZZLL stock it receives to each of its shareholders on a pro rata basis with each share of Sleepaid stock being entitled to receive .8750 of a share of ZZLL stock. Sleepaid Shareholders will continue to retain their current share position in Sleepaid.

Previously, on January 18, 2018, Sleepaid acquired all the issued and outstanding share capital of Nice Great International Limited (“Nice Great”), a corporation formed under the laws of Hong Kong, an unrelated third party. In accordance with the terms of the Sale and Purchase Agreement between the parties, Sleepaid issued an aggregate 50,000 shares of the common stock of Sleepaid (the “Sleepaid Shares”) to the shareholders of Nice Great (the “Nice Great Shareholders”). In return, the Nice Great Shareholders transferred all issued and outstanding shares of Nice Great to Sleepaid. Nice Great is now a wholly-owned subsidiary of Sleepaid. Nice Great was established in June 2016 in Hong Kong and focused on the design, development, and prototype making of household products, such as air purifiers, humidifiers, and etc. After been acquiring by Sleepaid, Nice Great will add smart pillow and smart mattresses into its design, develop, and prototype making product list. All of the products made by Nice Great will be branded under Sleepaid’s name. Nice Great and Sleepaid foresee increased demand in the market for air purifiers, especially in the Asia Pacific region, due to heavy pollution.

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As a result of the Nice Great acquisition, Sleepaid expanded the focus of its business operations and business plan. By having this newly acquired subsidiary, Sleepaid enriched its product line, the traditional pillows and mattresses plus the artificial intelligent pillows and mattresses, and household products, like air purifiers. Sleepaid will design, develop, and manufacture its own traditional bedding products, artificial intelligent bedding products, and household products.

Significant Corporate Events

Sleep Aid Holding Co. (“SLPA”) filed its Form 10-12G Registration Statement on May 27, 2015. Since that time, we have been current in all our filings, and are listed on the OTCQB. However, since that filing, we have been unable to obtain FINRA approval for our shares to be quoted for trading on the open market. We have been trying many ways to accomplish this, but have failed thus far.

Our board and Senior Management have been facing tremendous shareholder frustration at our inability to provide liquidity and an open market stock price reflecting the Company’s true value. We are also hampered in our ability to grow and expand the company because our lack of public market trading makes it very difficult to attract investors. Professional fees of accountants, auditors and lawyers also add to our burden, considering we have no transparent trading market available and the opportunity to raise additional capital.

For these reasons, the Company has been exploring other options to act in the best interest of its shareholders, perform our fiduciary duties to them and maximize their value, while providing the Company with continued operations and a go forward plan.

It is with this idea in mind that we have moved forward with the transfer of our subsidiary Yugosu Investment Limited and its subsidiaries to ZZLL Information Technology, Inc. (“ZZLL”).

On June 2, 2016 Mr. Tao Wang (the CEO of SLPA) met Mr. Sean Webster (the CEO of ZZLL) at a ZZLL company event, through mutual acquaintances, in the city of Changsha, Hunan Province, China. Two of ZZLL’s directors live in Changsha. It is there they discussed various trading related topics about the USA public markets, and SLPA’s inability to get approval by FINRA for market trading. As well, Mr. Webster also owns and operates an import/export business of hotel furniture. Ideas related to SLPA’s products were also discussed.

On March 25, 2017 Mr. Wang and Mr. Webster met again at the International Famous Furniture Fair (Dong Guan, Guangdong, China). There they discussed the idea of SLPA selling its subsidiaries to ZZLL, as ZZLL’s technology focus and their management and directors experience with online e-commerce initiatives fits well with the direction that SLPA’s subsidiary Yugosu Investment Limited is moving towards. This is because the traditional model of retail selling through franchised stores is being overtaken by new online methods of selling.

Various discussions were held by Mr. Wang and Mr. Webster over the coming months with respect to this transaction. On December 18, 2017 both companies entered into a non-binding MOU to formalize moving forward with the transaction.

On March 2, 2018 the companies signed a Share Exchange Agreement.

On March 8, 2018 SLPA filed their Preliminary 14C and corresponding Form 8-K announcing the details of the disposition, and ZZLL also filed a Form 8-K announcing the acquisition.

It is the opinion of SLPA that this transaction is firmly in the best interests of the Company and its shareholders. SLPA has recently acquired another subsidiary Nice Great International Limited, which is focused on the design, development, and prototype manufacturing of mini electrical products, such as air purifiers, humidifiers, multi-function fans, heaters and other similar goods.

This transaction will allow mutual benefit for both companies and will allow SLPA to pursue new business opportunities, using their current expertise and marketing channels. SLPA shareholders will continue to hold their current shares of SLPA, and SLPA shareholders will also receive restricted shares of ZZLL,  and these shares will not be  eligible for market trading immediately on receipt.

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Business of Sleepaid Holding Co.

Sleepaid Holding Co. is principally engaged in, together with its subsidiaries, the design and distribution of soft bedding products in the People’s Republic of China (“PRC”). The Company’s business in China is conducted by Yuewin Trading Limited (“Yuewin”) and Guangzhou Sleepaid Household Supplies Co., Ltd (“Sleepaid Household”) which was previously named Guangzhou Smartfame Co. Limited (“Guangzhou Smartfame”), its wholly owned subsidiaries located in Guangzhou.

Currently, we are selling the Sleep Aid and BEMCO products to end customers through our self-managed and franchised retail stores in Guangdong and Guangxi Provinces in the southern part of China. Currently, we have a total of 30 stores. We manage 26 of these stores directly. The remaining 4 stores are owned by franchisees. These stores, whether self-managed or franchised, are approximately 40 sq. m. to 100 sq. m. in size and have similar buildout and décor. For self-managed stores, the Company prefers to cooperate with the large shopping malls that have strong management and proven customers flow. We are provided with counter space in the stores which we are responsible for decorating and staffing. When we sell our products, the customer pays the store. The store receives a commission for the sale and remits the balance to the Company, typically within 60 to 90 days after the sale. In the financial year 2017, we received approximately 7.4% of our gross sales from one store, approximately 5.5% from another store, approximately 12.4% of our gross sales from one network E-Commerce channel, and received approximately 12.0% of our gross sales from a direct sales channel.

For franchised stores, the Company has a franchise agreement with the franchisee in which the franchisee agrees to sell only our products which they purchase directly from us and to follow the Company’s instructions concerning the layout and décor of the franchised location. We do not currently charge the franchisees a franchise fee but we do require the franchisees to provide proof of their financial credit worthiness and ability to adequately capitalize, open and operate a retail store. The Company relies on the revenue generated from the sales of our products to the franchisees at the wholesale level rather than charging a franchise fee.

Sleep Aid and BEMCO products include different lines of mattresses, soft mats, silk blankets and pillows. The Sleep Aid and BEMCO products are also sold to customers in the other provinces of China through an exclusive wholesale agent. We are responsible for the product development of Sleep Aid and BEMCO products, but production is outsourced to a few third party manufacturers. In 2017, we had three major suppliers who provide us with approximately from 16% to 23% of our products. Our suppliers agree to deliver the ordered products within 30 days of our placing the order and must deliver products conforming to industry standards. Typically, our suppliers allow us 60 to 90 days to pay for the products ordered.

Sleep Aid is the self-developed brand of YIL which possesses proprietary rights. The PRC National Industry and Commerce Bureau has granted Yuewin four patents numbered 7518777, 7518742, 7518835 and 8243171 covering various kinds of mattresses, pillows, blankets, quilts, hospital and massage beds under the Sleep Aid brand name. All these products are designed and developed by Yuewin’s in-house product development team in collaboration with third-party manufacturers, who manufacture the actual products.

BEMCO is a brand name of US origin that is renowned for its mattresses and soft beds. BEMCO products are being distributed all over the world via distribution agents. The Taiwanese agents for BEMCO have licensed Yuewin to design and manufacture mattresses and pillows under the BEMCO brand name and market them in Guangdong, Guangxi and Changsha of Hunan Province in China. The Company pays the Taiwanese agent an annual fee of RMB100,000 (approximately USD $16,350) for the distribution rights until 2020. The Company is concentrating on designing and distribution of the BEMCO products, and production will be outsourced to a few reliable manufacturers.

At present, the Company as a whole employs 51 employees to manage the finance, sales and marketing, logistic, product development and administration functions. The majority of its manpower is deployed in sales and marketing, which employs thirty-three employees. The Company’s retail shops have a standardized layout and decor to enhance customers’ recognition in order to build up brand loyalty. Sales to customers are typically on cash basis. For those retail outlets that are located within department stores or shopping malls, sales proceeds are collected by the cashier systems of the respective department store and shopping mall, which then settles the amounts due the Company during the next calendar month after the sales transaction.

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The Market and Competitive Profile

The PRC soft bedding products market is enormous but fragmented. According to the PRC National Furniture Association, there are more than 1,000 manufacturers of mattresses now in existence. They produce a great variety of products of different price range and functions to cater for the diversified demands from different segments of the market.

No particular player in the industry is able to command a leading position or enjoy a lion’s share of the market. The Company’s management believes that even the largest player would not be able to capture more than 5% market share. In terms of competition, the Company regards TEMPUR and Sinomax to be its closest rival since they have similar product lines that are selling at similar price range.

The total market size is expected to continue to increase because the demands for bedding products are a function of the general economic situation, the state of construction and the real estate market and population demographics. Although the PRC economy has recorded slower growth to 6.9% in 2016, its GDP growth is still expected to be in the region of about 6.5% -7% in the coming year, indicating there will still be an enormous potential demand for soft bedding products when such properties are to be occupied for residency. With the continuing affluence of the people in general, and the increase in more matured population who could afford to pay for high-end mattresses and soft beds, the market is expected to grow continuously in the next five years.

The Company has worked to establish the brand names for Sleep Aid and BEMCO in Guangdong and Guangxi Province in Southern China. The awards we received from the Guangdong Furniture Association have a big impact in the industry in Guangdong. The Guangdong Furniture Association was established in 1990 and has over 1,000 members. The Company received a “Top Ten Best Product” Award from the Association in 2012 as recognition that its products are rated as being some of the best products in the industry in Guangdong Province. The Company was also recognized as one of the “Top 10 Best Mattress in 2014” from the China Furniture Industry. Winners of this award were voted by representatives from major Chinese media, led by Phoenix New Media Ltd. (NYSE:FENG). Phoenix New Media has very large influence in the industry and is regarded as one of product information guide. The awards presented to us are recognitions of the high quality of our products and our leading position in that particular year when compared to similar products from other domestic suppliers in the market.

Before 2016, the Company sold its bedding products like mattress, pillows, bed frames via its retail stores. Starting from 2016, Sleepaid developed e-commercial selling channel and found a new market opportunity. As the influence of Chinese e-commercial market keeps growing these years, the negative impact of off-line stores grows, too. By developing the e-commercial selling channel, Sleepaid reset its business position from a bedding product manufacturer and distributor to a comprehensive sleeping solution service provider. The Company started to cooperate with Nice Great International Limited in 2017 to develop more household supplies to enrich the product line of Sleepaid. The household supplies produced by Nice Great International Limited would be marketing by all of Sleepaid’s selling channels.

Property

We currently lease 800 sq. feet of office space on a long-term lease that expires on December 31, 2018. The Company believes its office space is sufficient for its current operations. Our telephone number is (852) 28062312. We do not currently maintain any other office facilities.

The Company, through its operating subsidiary Yuewin, leases 123.8 sq. meter self-managed store on a long-term lease that expires on December 31, 2018. Moreover, Yuewin leases 6 warehouses for storage of inventory. That lease will expire on December 31, 2018.

Legal Proceedings

The Company has been named as a defendant in a lawsuit instituted by Zhangjiagang Coolist Life Technology Co., Ltd. (“Coolist”) alleging that the Company failed to pay for certain goods purchased from Coolist. The Company alleges as a defense that the manufactured goods sold by Coolist to the Company did not meet the product quality requirements of the contract. As of the date of this Information Statement, the Company did not prevail in the lower court and is currently appealing that decision. If the decision is ultimately in favor of Coolist, the Company believes its liability would not exceed US$202,000, but there is no assurance that the liability could not be higher. The US$202,000 is the original payment of Coolist’s produced goods. The litigation is currently still pending (Case No. (2017) 粵0113民初字683號). Except for the Coolist litigation, there are no other material legal proceedings pending against the Company.

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Financial Statements

See financial statements attached hereto.

Management’s Discussion and Analysis - Sleepaid

This Management’s Discussion and Analysis of Financial Condition and Results of Operations and other portions of this report contain forward-looking information that involve risks and uncertainties. The Company’s actual results could differ materially from those anticipated by the forward-looking information. Factors that may cause such differences include, but are not limited to, availability and cost of financial resources, product demand, market acceptance and other factors discussed in this report under the heading “Risk Factors.” This Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Company’s financial statements and the related notes included elsewhere in this report.

Overview

Corporate Background

Our principal line of business is developing, producing and selling our mattress, pillow, and bedding products. For the year ended December 31, 2017, the retail industry in China had slowed down continuously and competition was furious. Traditional retail share has been eaten by E-commerce. In respond, during the year of 2017, the Company continuous generating sales revenue via the E-Commerce channel.

Adapting to the current market situation, our Company changed the sales strategy, doing more promotion and kicked started our O2O marketing channel, so that we can still keep our sales volume under current situation. For the year ended December 31, 2017, our total revenue was $1,870,164, Of this revenue, the revenue generated by our self-managed stores was $1,424,493, the revenue generated by the franchised stores was totaled $81,288, the revenue generated by network sales was totaled $101,652, and the revenue generated by direct sales was totaled $262,731. Our revenues by brand for the year ended December 31, 2017 were as follows: Revenue of SleepAid was $966,557, BEMCO was $867,779 and Whinny was $35,828.

This year, we implanted an innovative program for category management, retail store decoration, products display, information processing, promotion of our brands, etc. We will ensure our new retail system—leaded by target customers’ interests, and merchandises management—can be applied correctly and quickly. This new retail system would help our stores to improve their sales volume, revenue, and competitive edge.

Supply chain management system: we will enhance our supply chain with quick response, at the same time; we increase our inventory turnover ratio. This fast reacting supply chain management system will decrease supply shortage of our best selling products.

Executive Summary

In 2017, our major sales came from selling of mattress, pillow, and bedding products.

•	Net revenue for the year ended December 31, 2017 decreased by 32.7% to $1.87 million compared to the same period in 2016.

	o	Revenue from our self-managed store was $1,424,493
	o	Revenue from franchised stores was $81,288
	o	Revenue from network E-commerce was $101,652
	o	Revenue from direct sales was $262,731
	o	Revenue from our brand SleepAid was $966,557
	o	Revenue from the brand BEMCO was $867,779
	o	Revenue from the brand Whinny was $35,828

•	Gross profit for the year ended December 31, 2017 decreased by 53.4% to $376,077 compared to the same period in 2016.

	o	Gross profit margin for the year ended December 31, 2017 decreased 8.9% to 20.1% compared to the same period in 2016.

•	Net profit for the year ended December 31, 2017 decreased by 252.2% to a loss of $581,841 compared to the same period in 2016.

	o	Selling expenses for the year ended December 31, 2017 increased 153.9% to $444,621 compared to the same period in 2016.
	o	General and administrative expenses for the year ended December 31, 2017 decreased 35.6% to $513,297 compared to the same period in 2016.

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Results of Operations

The following table sets forth the comparison of the operations data for the year ended December 31, 2017 and 2016 and should be read in conjunction with our consolidated financial statements and the related notes for the year ended December 31, 2017 which appearing elsewhere in this document.

	Year Ended December 31,
	2017	2016	Difference	Percentage Increase
Net revenue	$1,870,164	$2,778,343	$(908,179)	(32.69)%
Cost of sales	(1,494,087)	(1,971,407)	(477,320)	(24.21)%
Gross profit	376,077	806,936	(430,859)	(53.39)%

Operating expenses
Sales and marketing	(444,621)	(175,130)	269,491	153.88%
General and administrative	(513,297)	(797,027)	(237,503)	(35.60)%
Total operating expenses	(957,918)	(972,157)	(14,239)	(1.46)%

Income (loss) from operations	(581,841)	(165,211)	(416,620)	(252.16)%
Other income (expense)	(24,280)	858	(25,138)	(2929.84)%
Income before income taxes provision	(606,121)	(164,363)	(444,758)	(268.77)%
Income taxes	(26)	(1,102)	1,076	(97.64)%
Net (loss) income	$(606,147)	$(165,465)	$(440,682)	(266.33)%

The following table sets forth key components as a percentage of net revenue for the year ended December 31, 2017 and 2016

	Year Ended December 31,
	2017	2016
Net revenue	100.00%	100.00%
Cost of sales	(79.89)%	(70.96)%
Gross profit	20.11%	29.04%

Operating expenses
Sales and marketing	(23.77)%	(6.30)%
General and administrative	(27.45)%	(28.69)%
Total operating expenses	(51.22)%	(34.99)%

Income (loss) from operations	(31.11)%	(5.95)%
Other income (expenses)	(1.3)%	0.03%
Income (loss) before income taxes provision	(32.41)%	(5.92)%
Income taxes provision	(0.001)%	(0.04)%
Net (loss) income	(32.41)%	(5.96)%

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Comparison of the Years Ended December 31, 2017 and 201 6

Net Revenue

Net revenue for the fiscal year 2017 was $1,870,164, decreased $908,179 or 32.69% from $2,778,343 for the fiscal year 2016. The revenue generated by our self-managed stores was $1,424,493, by the franchised stores was $81,288, by E-commerce network sales was $101,652, and by direct sales was $262,731. Our revenues by brand for the fiscal year 2017 were as follows: Revenue of SleepAid was $966,557, BEMCO was $867,779 and Whinny was $35,828. Because of the decline in the retail market in China and keen competition in the industry, the sales revenue decrease against the comparable year significantly.

Cost of Sales

Cost of Sales for the fiscal year 2017 was $1,494,087, representing a decrease of 477,320 or 24.21% from $1,971,407 for the fiscal year 2016. The change of cost of sales reflects a decreasing rate less than that of the decrease rate in revenue. This was caused by the special promotion campaign with lower profit margin ratio tried to simulate sales activities during the slowed down retail business.

Gross Profit

Gross profit was decreased by $430,859, or 53.39%, to $376,077, or 20.11% of net revenue in fiscal 2017 from $806,936, or 29.04% of net revenue in fiscal 2016. The gross profit decreased was primarily attributable to the decrease in revenue in fiscal year 2017 compared to fiscal year 2016.

China’s retail industry in general, and its mattress, pillow, and bedding products industry are becoming more competitive every year. In this competitive marketplace, it is likely that we will focus on not only providing our customers with low prices in order to increase our market share and long term sales volume but also on the development for more variety and better selling channels such as e-trading platform and direct sale channel to widen our customer segment.

Sales and Marketing Expenses

Selling expenses increased by $269,491, or 153.88%, to $444,621 or 23.77% of net revenue in fiscal year 2017 from $175,130 or 6.30% of net revenue in fiscal year 2016. The increase which reflected that spending ratio to sales volume was increasing in order to defend against the slow economy and more promotion activities to stimulate more revenue.

General and Administrative Expenses

General and administrative expenses decreased by $283,730, or 35.6%, to $513,297 or 27.45% of net revenue in fiscal year 2017 from $797,027 or 28.69% of net revenue in fiscal year 2016. The decrease was attributed to our management continuous to work hard in controlling the general and administration expenses.

Moreover, during the fiscal year 2017, that the spending of human resources in salaries expense was reallocated from administrative nature to sales and marketing nature, resulted that the increased in selling expenses against the decrease in general and administrative expenses.

Income Taxes Provision

The Company and its subsidiary are subject to income tax in Hong Kong and PRC. Income tax provision for the year ended December 31, 2017 was $26, a decrease of $1,076 or 97.64% from $1,102 for the year ended December 31, 2016.

Net (loss) Income

The Company recorded a consolidated net loss of $606,147 for the fiscal year 2017, decreased $440,682 or 266.33%, from net loss of $165,465 in the fiscal year 2016. This continuous decline was due to the slowdown of retail market with resulted of significant decrease in gross profit with the increase in selling expenses.

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Liquidity and Capital Resources

The Company’s liquidity and capital is dependent on the company continuing to increase its revenues and the capital it can raise to continue the Company’s development and expansion of its product lines. The Company estimates that its current available capital resources and the additional capital will be raised in near future may provide sufficient funding to its planned operations through the year of 2018.

The operation had been financed by the current beneficiary shareholders through not only the injection of capital, but also by loans to the Company. The loans are unsecured, non-interest bearing and repayable at demand. Furthermore, the current beneficiary shareholders will continue to finance the company’s operations, including additional funding or conversion of debts to stocks and we also plan to secure additional financing through private placements of equity and short-term borrowings from banks.

Our business generates revenue in the currency of the PRC, Renminbi (“RMB”). RMB is still not a freely exchangeable currency. Since 1998, the State Administration of Foreign Exchange of China has promulgated a series of circulars and rules in order to enhance verification of foreign exchange payments under a Chinese entity’s current account items, and has imposed strict requirements on borrowing and repayments of foreign exchange debts from and to foreign creditors under the capital account items and on the creation of foreign security in favor of foreign creditors.

This may complicate foreign exchange payments to foreign creditors under the current account items and thus may affect the ability to borrow under international commercial loans, the creation of foreign security, and the borrowing of RMB under guarantees in foreign currencies. Moreover, the value of RMB may become subject to supply and demand, which could be largely impacted by international economic and political environments. Any fluctuations in the exchange rate of RMB could have an adverse effect on the operational and financial condition of the Company and its subsidiaries in China.

In an effort to eliminate concerns over the ability to transfer cash between entities, cross border and to U.S. investor, Guangzhou Sleepaid Household Supplies Co., Ltd. (“Sleepaid Household”), our subsidiary and parent company to Yuewin Trading. (“Yuewin”), is incorporated in China as a wholly-owned foreign enterprise (“WOFE”). Because of such WOFE status, and profit (after tax) distribution received by Sleepaid Household from Yuewin can be freely transferred back to YIL in Hong Kong Dollars, which is not subject and restriction on its conversion into any foreign currency.

At December 31, 2017, we had cash of $67,321 as compared to $86,101 in cash at December 31, 2016.

Our total current assets as of December 31, 2017 was $1,231,392, decreased by $484,524 as compared to $1,715,916 as of December 31, 2017, which consisted of cash of $67,321, inventories of $843,747, trade receivables of $205,434, advance to suppliers of $47,915, other receivables of $15,500 and prepaid expenses of $51,475 as of December 31, 2017, as compared to total amount consisted of cash of $86,101, short-term investment of $14,377, inventories of $707,087, trade receivables of $768,913, advance to suppliers of $79,921, other receivables of $12,536 and prepaid expenses of $46,981 as of December 31, 2016. The decrease in current assets was mainly attributed by the decrease in trade receivables of $563,479 which offset by the increase in inventories of $136,660, result of the decline in sales turnover.

The current liabilities of the Company at December 31, 2017 were $1,971,440, increased by $152,199 as compared to $1,819,241 as of December 31, 2016. The current liabilities are composed primarily of loans from related parties of $769,515, accounts payable of $710,212, other payables of $256,365 and accrued expenses of $159,172 as of December 31, 2017, as compared to the amount composed primarily of loans from related parties of $761,101, accounts payable of $725,976, other payables of $177,636 and accrued expenses of $75,515 as of December 31, 2016. The changes in current liabilities were mainly resulted of increase in accrued expenses of $83,657, and increase in other payables of $78,729.

As result of the above mentioned, at December 31, 2017, the Company had deficit working capital of negative $740,048, decreased by $636,723 as compared to deficit working capital of negative $103,325 at December 31, 2016.

Net Cash Used for Operating Activities

Operating Activities: Net cash used for operating activities during the year ended December 31, 2017, was $33,233 compared to cash provided by $304,454 for the same period in 2016. This represents an increase of $271,221.

During the year ended December 31, 2017, the $33,233 cash used was primarily attributed by $606,147 in net loss, $84,568 in inventories, $63,459 in accounts payable, and $48,985 in restricted cash while cash provided by $525,687 in trade receivable, $81,043 in accrued expenses, and $63,706 in other payables, compared to during the year ended December 31, 2016, the $304,454 cash used was primarily contributed by $165,465 net loss, $649,580 trade receivables, and $69,226 advance to suppliers while cash provided by $346,644 in accounts payable, $145,649 in other payables, and $47,707 in inventories.

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Net Cash Used for Investing Activities

In the year ended December 31, 2017, net cash provided for investing activities amounted to $14,800 while net cash used for investing activities in the year ended December 31, 2016, amounted to $54,381, a change of $39,581. This change was primarily due to the no spending on purchase of PPE, and repayment from short-term investments in FY 2017.

Net Cash Provided by Financing Activities

In the year ended December 31, 2017, net cash used by financing activities amounted to $5,007 while net cash provided for financing activities in the year ended December 31, 2016, amounted to $267,713, a change of $272,720. This was primarily comprised of an additional loan from a related party of $267,866 in FY2017 while there were cash used for director loan repayment $272,873 and repayment of loan from related parties $101,466 in FY2016.

As of December 31, 2017, the Company had total assets of $1,313,885 and total liabilities of $1,971,440, compared to total assets of $1,755,024 and total liabilities of $1,819,241 as of December 31, 2016 respectively. Stockholder’s equity as of December 31, 2017 was a negative equity of $657,555 compared to a negative equity of $64,217 as of December 31, 2016.

Off-Balance Sheet Arrangements and Contractual Obligations

As of December 31, 2017 and 2016, our material off-balance sheet arrangements are operating lease obligations. We excluded these items from the balance sheet in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Information regarding our operating leases is available in Item 2, Properties and Note 10, Commitments, of the notes to consolidated financial statements included in Item 8, Financial Statements and Supplementary Data, of this Annual Report on Form 10-K.

Operating lease commitments consist principally of leases for our office and warehouse. These leases frequently include options which permit us to extend the terms beyond the initial fixed lease term. With respect to most of those leases, we intend to renegotiate those leases as they expire.

In the ordinary course of business, we enter into arrangements with vendors to purchase merchandise in advance of expected delivery. Because most of these purchase orders do not contain any termination payments or other penalties if cancelled, they are not included as outstanding contractual obligations.

Related Party Transactions

We conduct business with several affiliated companies. All of the related party transactions taking place during the reporting periods were conducted in the normal course of business. The prices of products sold to or purchased from these related entities are in the same price ranges as those offered to other non-related customers or purchased from other vendors.

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FORWARD LOOKING STATEMENTS

This information statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, that reflect our current views with respect to, among other things, future events and financial performance. Words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements in this information statement are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. Our actual results may vary materially from those indicated in these forward-looking statements, including as a result of the factors described under “Risk Factors” in our quarterly and annual reports filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC's website at www.sec.gov. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); our ability to satisfy our debt obligations; potential wind-down or dispositions of our business; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Therefore, you should not place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Although we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, or otherwise make available to investors.

VOTING SECURITIES - SLEEPAID

Our Articles of Incorporation authorize us to issue 65,000,000 shares of Common Stock, par value $0.0001. As of the Record Date, 13,713,322 shares of our Common Stock and zero shares of our Preferred Stock were issued and outstanding, and we have no shares of our Common Stock reserved for options, warrants and other commitments. Further, our Articles of Incorporation authorize us to issue 10,000,000 shares of Preferred Stock, par value $0.001. As of the Record Date, no shares of our Preferred Stock were issued and outstanding and we have no shares of our Preferred Stock reserved for options, warrants and other commitments.

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Common Stock

Holders of our Common Stock are entitled to one vote for each share on all matters to be voted on by our shareholders. Holders of our Common Stock have no cumulative voting rights. They are entitled to share ratably any dividends that may be declared from time to time by the Board of Directors in its discretion from funds legally available for dividends. Holders of our Common Stock have no preemptive rights to purchase our Common Stock. There are no conversion rights or sinking fund provisions for the Common Stock. Our Common Stock is listed on the OTCQB.

For Sleepaid Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding beneficial ownership of Sleepaid Common Stock as of December 31, 2017: (i) by each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) by each of our directors, (iii) by each of our executive officers and (iv) by all our directors and executive officers as a group. On such date, we had 13,663,322 shares of Common Stock outstanding.

As used in the table below, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following December 31, 2018. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class Beneficially Owned (1)
Amax Deluxe Limited (2) B2,18/F., Block B, Wah Hoi Mansion, No.254 Electric Road, North Point, Hong Kong	9,770,000	71.51%

Tao Wang (2) * Rm 10, 1/F., Wellborne Commercial Centre, 8 Java Road, North Point, Hong Kong	4,396,500	32.17%

Yum Yim Wang * Rm 10, 1/F., Wellborne Commercial Centre, 8 Java Road, North Point, Hong Kong	-	0.00%

All Directors and Executive Officers as a Group (2 persons)	4,396,500	32.17%

 _________

* Denotes officer and/or director

(1)

The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)

Tao Wang, an officer and director of the Company, owns 45% of Amax Deluxe Limited and is an officer and director of Amax. He is deemed to be a control person of Amax and is noted as having a beneficial interest in the shares of the Company owned by Amax along with Cheung Kuen Harry, who owns 55% of Amax. The shares listed for Mr. Wang represent his percentage of indirect ownership of the shares owned in the Company by Amax.

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Family Relationships

There are no family relationships among our current and incoming officers, directors or persons nominated for such positions.

Sleepaid Involvement in Certain Legal Proceedings

During the past ten years no current or incoming Director, executive officer, promoter or control person of Sleepaid has been involved in the following:

(1)	A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

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(7)	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Sleepaid: Compliance with Section 16(A) of The Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Person”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Reporting Persons are required by the SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. As we are still in the application process for the Common stock to be listed, to our knowledge, we believe that during fiscal year ended December 31, 2017 all Reporting Persons complied with all applicable filing requirements.

Sleepaid: Code of Ethics

We have adopted an informal Code of Ethics that applies to our officers and Directors, which we feel is sufficient at this time given that we are still in the start-up, development stage and have no employees other than our officers and Directors.

Sleepaid: Committees of the Board of Directors

We do not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are currently undertaken by our Board of Directors. Because we have only one Director, we believe that the creation of these committees, at this time, would be cumbersome and constitute more form over substance.

Sleepaid: Audit Committee

We have not established a separately designated standing audit committee, nor do we have an audit committee financial expert serving on our Board of Directors. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent Directors. The audit committee’s duties will be to recommend to the Company’s Board of Directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee shall at all times be composed exclusively of Directors who are, in the opinion of the Company’s Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

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Sleepaid: Certain Relationships and Related Transactions, and Director Independence

All related person transactions are reviewed and, as appropriate, may be approved or ratified by the Board of Directors. Related person transactions are approved by the Board of Directors only if, based on all of the facts and circumstances, they are in, or not inconsistent with, our best interests and our stockholders, as the Board of Directors determines in good faith. The Board of Directors takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The Board of Directors may also impose such conditions as it deems necessary and appropriate on us or the related person in connection with the transaction.

In the case of a transaction presented to the Board of Directors for ratification, the Board of Directors may ratify the transaction or determine whether rescission of the transaction is appropriate.

Sleepaid: Related Party Transaction

The Company has outstanding loans from related parties totaling $761,101 as of December 31, 2016, compared to outstanding loans from related parties totaling $593,723 as at December 31, 2015. The loans are unsecured, non-interest bearing and are payable upon demand.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manor:

Disclosing such transactions in reports where required;

Disclosing in any and all filings with the SEC, where required;

Obtaining disinterested directors consent; and

Obtaining shareholder consent where required.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Sleepaid: Board Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of Common Stock may be quoted in the future does not have any director independence requirements. The NASDAQ definition of “Independent Officer” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We do not have a standing audit, compensation or nominating committee, but our entire board of director’s acts in such capacities. We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors.

Sleepaid: Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Sleepaid: Board Leadership Structure and Risk Oversight Role

Our Board of Directors currently contains 2 Directors. Currently, the Board of the Company does not have Nominating, Audit or Compensation Committees or committees performing similar functions nor does our company have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is urgent necessary to have such committees because it believes that the functions of such committees can be adequately performed by our directors. However, the Company is under consideration to form various committee to enhance the leadership and in search of more appropriate candidates to fill in the position of Independent Directors for the various committee. We believe that such a leadership structure is suitable for the Company at its present stage of development.

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As a matter of regular practice, and as part of its oversight function, our Board of Directors periodically reviews on the significant risks in respect to our business. With our current governance structure based on our Board of Directors and senior executives, there is not a significant division of oversight and operational responsibilities in managing the material risks facing the Company.

Sleepaid: Board Meetings and Committees; Annual Meeting Attendance

During the fiscal year ended December 31, 2017, our Board of Directors held 4 meetings. No director who served during the fiscal year ended December 31, 2017 attended fewer than 75% of the meetings of the Board of Directors during that year. The Company has no committees. We do not have a formal policy regarding attendance by Directors at annual meetings of shareholders.

Sleepaid: Stockholder Communications

Stockholders and other interested parties may contact the Board of Directors at the following address: SleepAid Holding Co., Room 10, 1/F., Wellborne Commercial Centre, 8 Java Road, North Point, Hong Kong. All communications received at the above address will be relayed to the Board of Directors. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

Typically, we do not forward to our directors’ communications from our stockholders or other communications which are of a personal nature or not related to the duties and responsibilities of the Board, including:

•	Junk mail and mass mailings

•	New product suggestions

•	Resumes and other forms of job inquiries

•	Opinion surveys and polls

•	Business solicitations or advertisements

SLEEPAID LEGAL PROCEEDINGS

The Company has been named as a defendant in a lawsuit instituted by Zhangjiagang Coolist Life Technology Co., Ltd. (“Coolist”) alleging that the Company failed to pay for certain goods purchased from Coolist. The Company alleges as a defense that the manufactured goods sold by Coolist to the Company did not meet the product quality requirements of the contract. As of the date of this Information Statement, the Company did not prevail in the lower court and is currently appealing that decision. If the decision is ultimately in favor of Coolist, the Company believes its liability would not exceed US$202,000. The US$202,000 is the original payment of Coolist’s produced goods. The litigation is currently still pending (Case No. (2017) 粵0113民初字683號). Except for the Coolist litigation, there are no other legal proceedings pending against the Company.

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SLEEPAID COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation paid to our Named Executive Officers for services in all capacities to the Company during the past three years ended December 31, 2017, 2016 and 2015.

		Annual compensation			Long-term compensation
					Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other annual compensation ($)	Restricted stock award (s)($)	Securities underlying options/ SARs (#)	Payouts LTIP payouts ($)	All other compensation ($)	Total Compensation
Tao Wang, CEO, CFO	2017	13,997	-	-	-	-	-	-	13,997
	2016	11,967	-	-	-	-	-	-	11,967
	2015	10,680	-	-	-	-	-	-	10,680

Yum Yim Wong, Director	2017	-	-	-	-	-	-	-	-
	2016	-	-	-	-	-	-	-	-
	2015	-	-	-	-	-	-	-	-

________

As of December 31, 2017, the Company has no other Executive Compensation issues which would require the inclusion of other mandated table disclosures.

Narrative Disclosure to Summary Compensation Table

There are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards to our executive officers as of December 31, 2017 and none have been issued during the year ended December 31, 2016. There have been no equity awards issued during the current year.

Option Awards

No officer or director of the Company received any equity awards or holds exercisable or un-exercisable options, as of the year ended December 31, 2017 and no officer or director has been awarded any equity awards or options during the current year.

Pension, Retirement or Similar Benefit Plans

As of December 31, 2017, the Company provided contributions to pension or social insurance funds in accordance to the domestic requirements. Other than that, we had no pension plans or compensatory plans or other arrangements which provide compensation in the event of termination of employment or change in control. There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

.

Compensation of Directors

As of December 31, 2017, our directors received no extra compensation for their service on our Board of Directors, except reimbursement for out of pocket expenses incurred in attending director meetings, if any.

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Business of ZZLL Information Technology, Inc.

ZZLL Information Technology does business through its wholly owned subsidiary Syndicore Asia Limited (“SAL”). SAL is an online media company that syndicates video in a cloud-based, multimedia conduit serving a growing, global community of content creators, news outlets and leading brands. SAL will be a provider of syndicated video media to news organizations in the Asia Pacific region. In addition, SAL plans to aggregate content from the Asia Pacific region and provide it to news organizations around the world.

SAL will strive to become a leading digital content provider for the Asia Pacific region, capitalizing on an explosively growing market with local, regional and national content that was previously unavailable in the area. This is a new and exciting market, and offers exciting opportunities for expansion and growth. There is no assurance, however, that SAL will be successful in its efforts.

On the other side of the distribution chain, we plan to create SAL’s own proprietary news partnerships to provide guaranteed content distribution in return for a corresponding share of advertising revenues to a news industry looking to supplement their rapidly declining traditional ad revenue with viable “digital-age” revenue.

•	Digital ad spending is on the rise. It is forecasted to expand from $117.60 billion USD in 2013 to $173.12 billion USD in 2017. ( Go-Globe.com)
•	The increase in worldwide digital ad spending is led by the Asia-Pacific region and specifically China.
•	China is estimated to reach 33% of the world’s total ad spending by 2017. ( Infographic )
•	Branded video content reaches nearly half (46%) of all internet users. More than half of these people (54%) go on to click though to the brand’s website ( Econsultancy )
•	80% of internet users recall watching a video ad on a website they visited in the past 30 days; 46% took some action after viewing the ad ( Online Publishers Association )
•	Video promotion is over 6 times more effective than print and online ( b2bmarketing.net )
•	Dr. James McQuivey of Forrester Research says a minute of video is worth 1.8 million words
•	90% of information transmitted to the brain is visual, and visuals are processed 60,000X faster in the brain than text ( 3M Corporation & Zabisco )
•	Management believes that SAL’s customers will be willing to pay a “premium CPM” because:
•	The ability to sponsor exclusive, highly sought-after short form video content
•	Deep, creative advertising opportunities – other than rudimentary logo/banner overlays and pre-roll
•	Premium positioning
•	Unprecedented transparency and near real-time performance metrics to evaluate their investment
•	Securing sponsorships with related enterprises
•	Stronger control over distribution to help target intended audience.

Other segments of the market are also benefiting. The high and rapidly increasing popularity of social media platforms such as Facebook, YouTube, and Twitter are expected to revolutionize the marketing strategies employed in areas such as the pharmaceuticals industry. There, in addition to marketing, an increasing number of pharma players have also begun leveraging these platforms to enhance consumer relationships and improve brand management, based on the market intelligence generated by monitoring and analyzing user-generated content. The ability to incorporate consumer feedback to develop new products is also expected to initiate a strategic shift in the operational model of pharma companies. Social media involvements are expected to increase product sales, especially those of OTC drugs, in the long term. Novartis for instance has already begun using YouTube and Facebook to enhance the sales for its OTC drugs such as Comtrex, Orofar and Bufferin. Johnson &Johnson, one of the first pharma giants to enter the social media space, has used online platforms for crisis management – when the company recalled its products (Tylenol and Benadryl tablets) it used social websites to apologize to consumers for irregularities in its manufacturing plant found during FDA inspection.

ZZLL also has another wholly owned subsidiary by the name of Green Standard Technology Enterprises, Inc. (“GSTE”) GSTE is in the medical and recreation marijuana industry, and the establishment of a website will be used to further its business by providing customers with medical and recreational marijuana resources. Management believes that this online presence is essential in developing and expanding their existing business.

23

Market Price and Dividends for ZZLL. The closing price of ZZLL common stock, as reported by NASDAQ.com on December 31, 2017, was $0.377

	High		Low
Fiscal Year ended December 31, 2017:
Quarter ended December 31, 2017	$0.377		$0.377
Quarter ended September 30, 2017	$1.000	^	$1.000	^
Quarter ended June 30, 2017	$20.005	^	$20.005	^
Quarter ended March 31, 2017	$33.000	^	$30.000	^

Fiscal Year ended December 31, 2016:
Quarter ended December 31, 2016	$56.275	^	$50.500	^
Quarter ended September 30, 2016	$22.500	^	$22.500	^
Quarter ended June 30, 2016	$10.000	^	$10.000	^
Quarter ended March 31, 2016	$4.5000	^	$4.5000	^

Fiscal Year ended December 31, 2015:
Quarter ended December 31, 2015	$6.5000	^	$6.5000	^
Quarter ended September 30, 2015	$20.000	^	$20.000	^
Quarter ended June 30, 2015	$17.000	^	$17.000	^
Quarter ended March 31, 2015	$17.000	^	$17.000	^

_________

^All share prices have been retroactively restated to reflect ZZLL’s 1-for-50 reverse stock split which was effective on Oct 5, 2017.

Dividends

ZZLL has never paid dividends and does not anticipate paying dividends in the near future.

Holders

As of December 31, 2017, ZZLL had approximately 86 shareholders of record who held 19,252,448 shares of the Company‘s common stock. This number of shareholders does not include shareholders whose shares are held in street or nominee names.

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ZZLL’s Management Discussion and Analysis

Cautionary Statement for Forward-Looking Statements

This discussion and analysis of our financial condition and results of operations includes “forward-looking” statements that reflect our current views with respect to future events and financial performance. We use words such as “expect,” “anticipate,” “believe,” and “intend” and similar expressions to identify forward-looking statements. You should be aware that actual results may differ materially from our expressed expectations because of risks and uncertainties inherent in future events and you should not rely unduly on these forward-looking statements. We disclaim any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Reference in the following discussion to “our”, “us” and “we” refer to the operations of ZZLL Information Technology, Inc. (F/K/A Green Standard Technologies, Inc.) and its subsidiaries (“We”), except where the context otherwise indicates or requires.

The following discussion of our financial condition and results of operations should be read in conjunction with the audited financial statements and the notes to the audited financial statements included in this annual report. This discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results may differ materially from those anticipated in these forward-looking statements.

Current Operating

In the twelve (12) months ended December 31, 2017, we derived revenues of $5,353 (RMB 35,918) from our current business operations.

Syndicore Asia Limited.

Syndicore Asia Limited is a wholly-owned subsidiary of ZZLL. Syndicore Asia Limited is also in the startup phase and is in the process of entering into arrangements and agreements to implement the current business plan. Syndicore Asia Limited is an online media company that syndicates video in a cloud-based, multimedia conduit serving a growing, global community of content creators, news outlets and leading brands. Syndicore Asia Limited will be a provider of syndicated video media to news organizations in the Asia Pacific region. In addition, Syndicore Asia Limited plans to aggregate content from the Asia Pacific region and provide it to news organizations around the world.

Syndicore Asia Limited is devoting its resources to establishing the new business, and its planned operations have not yet commenced. Accordingly, no revenues have been earned during the period from its inception on April 23, 2013 to December 31, 2017.

Green Standard Technologies Enterprises, Inc.

On August 1, 2014, ZZLL formed Green Standard Technologies Enterprises, Inc. (F/K/A Green Standard Technologies, Inc.)(“GSTEI”) as a wholly owned subsidiary of ZZLL incorporated under the laws of the state of Nevada. The Company’s second line of business is carried out by this subsidiary. On June 6, 2015, Green Standard Technologies Inc. filed articles of amendment to change its name to “Green Standard Technologies Enterprises, Inc.

During the year of 2017, GSTE was inactive, no longer had a useful purpose, and provided no revenue to the Company. On Dec 29, 2017, for the best interest of the Company, the Board decided to eliminate all costs in connection with GSTE, agreed not to continue and closed down GSTE with immediate effect.

Z-Line International E-Commerce Limited.

On August 17, 2016, Z-Line International E-Commerce Company Limited (“Z-Line”), a 55% owned subsidiary of the Company incorporated under the laws of Hong Kong. Z-Line is a Hong Kong based e-Commerce company that provides consumer-to-consumer, business-to-consumer, and business-to-business-sales services via web portals.

Z-Line had no revenues earned during the period from its incorporation to December 31, 2017.

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Hunan Syndicore Asia Limited.

Hunan Syndicore Asia Limited (“HSAL”), is a 100% owned subsidiary of Syndicore Asia Limited. HSAL is a Wholly Foreign-Owned Enterprise (“WFOE”) incorporated under the Foreign Enterprise Law of People Republic of China, established in the National High-Tech Industrial Development Zone of Changsha, Hunan. HSAL is a PRC based e-Commerce company that will endeavor to develop its in E-Commerce, video content and video streaming capabilities.

HSAL has incurred $5,353 (RMB 35,918) revenue during the period from its incorporation to December 31, 2017

Executive Summary

In the twelve (12) months ended December 31, 2017, we derived $5,353 in revenues from our current business operations.

•	Administrative and other operating expenses for the year ended December 31, 2017 increased 295.8% to $958,022 compared to $242,070 for the year ended December 31, 2016.

•	Net Loss for the year ended December 31, 2017 worsened by 293.0% to $952,186 compared to $242,269 for the year ended December 31, 2016.

ZZLL Results of Operations for the Twelve Months Ended December 31, 2107 and 2016

The following table sets forth the comparison of the audited consolidated statements of operations data for the year ended December 31, 2017 and 2016 and should be read in conjunction with our financial statements and the related notes appearing elsewhere in this document.

	Year Ended December 31,
	2017	2016	Difference	Percentage Increase
Revenue	$5,353	$-	$5,353	100.0%
Cost of goods sold	2,865	-	2,865	100.0%

Gross profit	2,488	-	2,488	100.0%

General and administrative
and other operating expenses	958,022	242,070	715,952	295.8%

Income (loss) from operations	(955,534)	(242,070)	713,464	-294.7%
Other expenses (income)	(3,348)	-	(3,348)	100.0%
Interest expenses (income)	-	199	199	-100.0%
Income (loss) before income taxes	(952,186)	(242,269)	709,917	-293.0%
Income taxes	-	-	-	-

Net (loss) income	(952,186)	(242,269)	709,917	-293.0%
Non-controlling interest	27,630	6,532	21,098	323.0%
Net (loss) income attribute to the Group	$(924,556)	$(235,737)	$688,819	-292.2%

Comparison of the Years Ended December 31, 2017 and 2016

Revenues Composition and Sources of Revenue Growth

In the year ended December 31, 2017 (the “FY2017”) and 2016 (the “Comparable Year”), ZZLL derived revenues of $5,353 and $Nil respectively, from our current business operations from HSAL.

ZZLL anticipates that we will continue to generate revenue from website business and operations.

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Cost of Sale and Gross Profit

Cost of sales was $2,865 for the FY2017 and $Nil for the Comparable Year and gross profit was $2,488 for the FY2017 and $Nil for the Comparable Year.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2017 were $958,022 compared to $242,070 for the year ended December 31, 2016. The change was mainly due to the increase of warrants expenses $685,395 resulted by the issuance of 2,022,500 shares common stock with an exercisable warrant.

Other Expenses (Income)

Other expenses (income) consists of management service income, interest income and interest expenses. Other income amount for $3,348 is recorded for the FY2017, compared to $Nil for the Comparable Year, and interest expenses amount for $Nil is recorded for the FY2017, compared to $199 for the Comparable Year.

Income Taxes

There were no income taxes recorded or paid during the year ended December 31, 2017 and 2016.

Foreign Currency translation

The foreign currency translation was negative $388 for the year ended December 31, 2017 as compared to $Nil for the year ended December 31, 2016.

Net (loss) Income

Our net loss attributable to the ZZZL Group was $924,556 for the year ended December 31, 2017, as compared to a net loss of $235,737 for the year ended December 31, 2016. There was an attribution of loss to non-controlling interest of $27,630 for the year ended December 31, 2017 as compared to $6,532 for the year ended December 31, 2016.

ZZLL Liquidity and Capital Resources

Operating Activities Going Concern

We had a net loss of $924,556 for the year ended December 31, 2017 and a net loss since inception on April 15, 2011 of $2,013,340. The net loss for 2017 and 2016 were generated as a result of paying all necessary administrative expenses. On December 31, 2017 we had cash on hand of $18,430. The accumulative loss has raised substantial doubt about our ability to continue as a going concern. (See Footnote 3 to the financial statement.) These doubts were outlined in Note 3 to our independent auditor’s report on our Consolidated Financial Statements for the year ended December 31, 2017. Although our Consolidated Financial Statements raise substantial doubt about our ability to continue as a going concern, they did not include any adjustments relating to recoverability and classification of recorded assets, or the amounts or classifications of liabilities that might be necessary in the event we cannot continue as a going concern. Certain of our shareholders have verbally agreed to provide financial support to us for losses we may incur in the future.

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Net Cash Provided by Operating Activities

Net cash used in operating activities was $293,537 for the year ended December 31, 2017 as compared to net cash used in operating activities of $414,464 for the year ended December 31, 2016. The decrease in cash used during the year ended December 31, 2017 was mainly due to the changes of cash used in other payables and accrued liabilities, and with no cash flow effect on warrant liabilities.

Net Cash Provided by Investing Activities

Net cash used in investing activities was $606 for the year ended December 31, 2017 as compared to net cash used in investing activities of $Nil for the year ended December 31, 2016. The change was due to the purchase of equipment in the year 2017.

Net Cash Used for Financing Activities

For the year ended December 31, 2017 and 2016, there were no external financing activities except for the gross proceeds of $159,667 and $275,481 received from the issuance of 17,776,000 and 1,101,930 (55,096,500 shares retroactively restated to reflect 1-for-50 reverse stock split which was effective on Oct 5, 2017) shares of common stock, respectively. From time to time, related parties of the Company finance the working capital requirements for operations on a temporary basis. This financing is provided in the form of temporary loans to the Company. The net cash generated by related party’s loan for the year ended December 31, 2017 and 2016 were $69,479 and $196,984, respectively. Furthermore, net cash generated by amount due from Network Service Management Limited (“NSML”) was $25,641 for the year ended December 31, 2017, the change was resulted by the payment $25,641 (HKD200,000) in capital in arrear for Z-Line International E-Commerce Company Limited.

The amounts due to related parties and director are interest-free loans. These loans are unsecured and have no fixed repayment terms.

ZZLL Subsequent Events

On January 31, 2018, ZZLL issued 475,000 units consisting of its common stock and a warrant (the “Units”) to two shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $19,000.

On February 7, 2018, Mr. Philip Tsz Fung Lo resigned as Chief Financial Officer and Director of ZZLL, based on personal matters, and not based on disagreements with the Company.

On March 6, 2018, ZZLL through its wholly owned subsidiary, Syndicore Asia Limited (“SAL”), entered into a Share Exchange Agreement (the “Agreement”) with SleepAid Holding Co. (“SleepAid”). Under the Agreement, in exchange for 12,000,000 newly issued common stock of ZZLL, SAL will acquire all the outstanding shareholdings of three wholly owned corporate subsidiaries consisting of SleepAid, Yugosu Investment Limited, Guangzhou Sleepaid Household Supplies Co., Ltd and Guangzhou Yuewin Trading Co., Ltd.

On March 23, 2018, the Company issued 550,000 units consisting of its common stock and a warrant (the “Units”) to three shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $22,000.

ZZLL Off-Balance Sheet Arrangements

ZZLL does not have off-balance sheet arrangements as of December 31, 2017 and 2016.

ZZLL New Accounting Pronouncements

See Note 4 to consolidated financial statements included in Item 8, Financial Statements, of this Annual Report on Form 10-K.

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DISSENTERS’ RIGHTS

Under Nevada Revised Statutes, shareholders may be entitled to dissenters’ rights with respect to the transactions described in this Information Statement.

Pursuant to Chapter 92A (Section 300 through 500 inclusive) of the NRS, or the “Dissenters’ Rights Provisions”, and specifically Section 92A.380(d), any unaffiliated stockholder of SLPA is entitled to dissent to the share exchange and to obtain payment of the fair value of the Shares. These rights are granted to the shareholders of SLPA in the resolution approving the share exchange, which provided that the shareholders would be granted dissenters’ rights under Nevada law. In the context of the exchange, the Dissenters’ Rights Provisions provide that the unaffiliated stockholders may elect to have SLPA purchase the Shares held by the unaffiliated stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any unaffiliated stockholder means the value of such Shares immediately before the effectuation of the exchange, excluding any appreciation or depreciation in anticipation of the exchange, unless exclusion of any appreciation or depreciation would be inequitable.

A copy of the Dissenters’ Rights Provisions is attached as Exhibit A hereto. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Exhibit A hereto. If you fail to comply with the procedures specified in the Dissenters’ Rights Provisions in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.

Unaffiliated stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of such Shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the Exchange Price to be paid in connection with the exchange. In addition, unaffiliated stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the exchange on the amount determined to be the fair value of their Shares.

Within 10 days after the effectuation of the exchange, SLPA will send a written notice (the “Notice of Exchange and Dissenter’s Rights”) to all the record stockholders of SLPA entitled to dissenters’ rights. Pursuant to NRS 92A.430, the Notice of Exchange and Dissenter’s Rights will be accompanied by information that will: (a) state where the demand for payment must be sent and where and when certificates, if any, for Shares must be deposited; (b) inform the holders of Shares not represented by certificates to what extent the transfer of the Shares will be restricted after the demand for payment is received; (c) supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the Shares before that date; (d) set a date by which SLPA must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by SLPA by such specified date; and (e) be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

Under NRS 92A.440, a stockholder wishing to exercise dissenter’s rights must:

•	demand payment;

•	certify whether the stockholder acquired beneficial ownership of the common stock before the date specified in the Notice of Exchange and Dissenter’s Rights; and

•	deposit its certificates, if any, in accordance with the terms of the Notice of Exchange and Dissenter’s Rights.

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in the Notice of Exchange and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their Shares as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders who do not exercise rights of a dissenting owner.

29

Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment, SLPA must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount SLPA estimates to be the fair value of such shares, plus interest from the effective date of the exchange. The payment must be accompanied by the following: (a) SLPA’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017 or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any; (b) a statement of SLPA’s estimate of the fair value of the Shares; and (c) a statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of SLPA’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), SLPA is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If SLPA chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of SLPA’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the notice, a statement of earnings for that year, and a statement of changes in stockholders’ equity for that year, or, where such financial statements are not reasonably available, then such reasonably equivalent financial information, as well as the latest available financial statements, if any; (b) of SLPA’s estimate of the fair value of the Shares; (c) that the dissenter may accept SLPA’s estimate of the fair value, plus interest, in full satisfaction of his or her demands or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify SLPA of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted SLPA’s offer.

NRS 92A.480(1) provides that a dissenter who believes that the amount paid or offered is less than the full value of his or her, or that the interest due is incorrectly calculated, may, within 30 days after SLPA made or offered payment for the Shares, either (i) notify SLPA in writing of his or her own estimate of the fair value of the Shares and the amount of interest due and demand payment of difference between this estimate and any payments made, or (ii) reject the offer for payment made by SLPA and demand payment of the fair value of his or her Shares and interest due.

If SLPA does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada or if the dissenting stockholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.

If a dissenting stockholder disagrees with the amount of SLPA’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify SLPA in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by SLPA, or (ii) reject the offer by SLPA if the dissenting stockholder believes that the amount offered by SLPA is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and SLPA accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

If a demand for payment remains unsettled, SLPA must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by SLPA. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against SLPA, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against SLPA if the court finds that (i) SLPA did not comply with the Dissenters’ Rights Provisions or (ii) against either SLPA or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

If SLPA fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by SLPA; or the fair value, plus accrued interest, of his after-acquired shares for which SLPA elected to withhold payment pursuant to Section 92.470 of the NRS.

30

Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against SLPA, unless the court finds that all or some of the dissenters acted arbitrarily, veraciously or not in good faith in demanding payment. The district court may also assess against SLPA or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the exchange unless it is unlawful or fraudulent with respect to the stockholder or SLPA. Because the exchange is being affected as a short-form exchange under Section 92A.180 of the NRS, it does not require approval by the stockholders or the board of directors of SLPA. No such approval has been or will be sought.

The foregoing summary does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise their dissenter’s rights and is qualified in its entirety by express reference to Section 92A.300 to 500 of the NRS, the full text of which is attached hereto as Exhibit A.

STOCKHOLDERS ARE URGED TO READ EXHIBIT A IN ITS ENTIRETY SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF DISSENTER’S RIGHTS.

OUR BOARD OF DIRECTORS AND THE STOCKHOLDERS HOLDING A MAJORITY OF THE ISSUED

AND OUTSTANDING SHARES OF THE VOTING STOCK OF THE COMPANY HAVE APPROVED THIS TRANSACTION.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC at “http://www.sec.gov.”

You should rely only on the information contained or incorporated by reference in this Information Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement to stockholders shall not create any implication to the contrary.

By Order of the Board of Directors,

Date: May 4, 2018	By:	/s/ Tao Wang
Tao Wang
Chief Executive Officer

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Exhibit A

FORM OF NOTICE OF

EXCHANGE AND DISSENTER’S RIGHTS

March 8, 2018

To the Shareholders of Common Stock of Sleepaid Holding Company:

NOTICE IS HEREBY GIVEN, pursuant to Chapter 92A (Section 300 through 500 inclusive) of the Nevada Revised Statute (the “NRS”) (the “Dissenters’ Rights Provisions”), that the Share Exchange Agreement (the “Exchange”) of ZZLL Information Technology, Inc., a Nevada corporation (“ZZLL”), with Sleepaid Holding Company (“SLPA”), became effective on April __, 2018 (the “Effective Date”). Immediately prior to the Effective Date, the majority shareholders of SLPA representing more than 96% of the outstanding shares of common stock, par value $0.0001 per share (“Shares”), of SLPA approved the Exchange by written consent. Accordingly, under applicable Nevada law, no further action was required by the remaining stockholders of SLPA for the Exchange to become effective.

Pursuant to the terms of the Exchange, each outstanding Share, and other than Shares as to which dissenters’ rights are exercised (as described in the Information Statement on Schedule 14C, as amended (the “Schedule 14C”)) held immediately prior to the Effective Date now represents only the right to receive .87 share of ZZLL common stock (the “Exchange Stock”). The Exchange Stock will be issued upon surrender of the certificates for each SLPA Share. As a result of the Exchange, ZZLL has acquired the assets of SLPA’s three subsidiaries which sell mattresses and related products and will own and operate that business. SLPA will no longer own those assets and since the sale of the assets represents substantially all the assets of SLPA, stockholders not previously consenting to the Exchange have dissenter’s rights of appraisal under Nevada law.

To obtain payment for your Shares, the certificate(s) representing such Shares, together with the enclosed Letter of Transmittal, must be mailed or delivered by hand or overnight courier to the Paying Agent of the merger, Transfer Online, Inc. (the “Paying Agent”), at the address set forth in the enclosed Letter of Transmittal. Please read and follow carefully the instructions set forth in the enclosed Letter of Transmittal to obtain payment for your Shares.

Former stockholders of SLPA who do not wish to accept the Exchange Stock have the right under Nevada law to seek an appraisal of the fair cash value of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the Exchange, in Carson City, Nevada.

Pursuant to the Dissenters’ Rights Provisions, any former stockholder of SLPA is entitled to dissent to the Exchange, and obtain payment of the fair value of the shares. In the context of the Exchange, the Dissenters’ Rights Provisions provides that the former stockholders may elect to have SLPA purchase the Shares held by the former stockholders for a cash price that is equal to the “fair value” of such Shares, as determined in a judicial proceeding in accordance with the Dissenters’ Rights Provisions. The fair value of the Shares of any former stockholder means the value of such Shares immediately before the effectuation of the Exchange, excluding any appreciation or depreciation in anticipation of the Exchange, unless exclusion of any appreciation or depreciation would be inequitable.

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A copy of the Dissenters’ Rights Provisions is attached as Appendix A hereto. If you wish to exercise  your dissenters’ rights or preserve the right to do so, you should carefully review Appendix A hereto. IF YOU FAIL TO COMPLY WITH THE PROCEDURES SPECIFIED IN THE DISSENTERS’ RIGHTS PROVISIONS IN A TIMELY MANNER, YOU MAY LOSE YOUR DISSENTERS’ RIGHTS. BECAUSE OF THE COMPLEXITY OF THOSE PROCEDURES, YOU SHOULD SEEK THE ADVICE OF COUNSEL IF YOU ARE CONSIDERING EXERCISING YOUR DISSENTERS’ RIGHTS.

Former stockholders who perfect their dissenters’ rights by complying with the procedures set forth in the Dissenters’ Rights Provisions will have the fair value of their Shares determined by a Nevada state district court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the Exchange Stock to be paid in connection with the Exchange. In addition, former stockholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the Exchange on the amount determined to be the fair value of their Shares.

If you do NOT plan to seek an appraisal of all of your Shares, please execute (or, if you are not the record holder of such shares, to arrange for such record holder or such holder’s duly authorized representative to execute) and mail postage paid the enclosed Letter of Transmittal to the Paying Agent at the address set forth in the Letter of Transmittal. You should note that surrendering to SLPA certificates for your Shares will constitute a waiver of your appraisal rights under the NRS.

You should note that the method of delivery of the Letter of Transmittal and/or any other required documentation is at the election and risk of the former stockholder. If the decision is made to send the Letter of Transmittal by mail, it is recommended that such Letter of Transmittal be sent by registered mail, properly insured, with return receipt requested.

This Notice of Exchange and Dissenters’ Rights affords you the notice required by NRS 92A.430. The right to appraisal will be lost unless it is perfected by full and precise satisfaction of the requirements of the Dissenters’ Rights Provisions, the text of which is set forth in full in Appendix A attached to this Notice of Exchange and Dissenters’ Rights. Mere failure to execute and return the enclosed stock power or lost stock affidavit along with your stock certificate(s) does NOT satisfy the requirements of the Dissenters’ Rights Provisions; rather, a separate written demand for appraisal must be properly executed and delivered to SLPA as described below.

You have the right, on or prior to April __, 2018 (i.e., within 30 days after the date of this Notice of Exchange and Dissenters’ Rights written above), to demand in writing from SLPA an appraisal of your shares of Shares. Such demand will be sufficient if it reasonably informs SLPA of the identity of the stockholder making the demand and that the stockholder intends thereby to demand an appraisal of the fair value of his or her Shares. Failure to make such a timely demand will foreclose your right to appraisal. All written demands for appraisal of Shares should be sent or delivered to SLPA at the following address:

Transfer Online, Inc.

512 SE Salmon Street

Portland, OR 97214

Under NRS 92A.440(5), stockholders who fail to demand payment or deposit their certificates where required by the dates set forth in this Notice of Exchange and Dissenter’s Rights will not be entitled to demand payment or receive the fair market value for their shares of capital stock as provided under Nevada law. Instead, such stockholders will receive the same consideration as the stockholders of who do not exercise rights of a dissenting owner.

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Pursuant to NRS 92A.460, within 30 days after receipt of a demand for payment (form of which is attached hereto as Schedule A), SLPA must pay each dissenter who complied with the provisions of the Dissenters’ Rights Provisions the amount SLPA estimates to be the fair value of such shares, plus interest from the effective date of the Exchange. The payment must be accompanied by the following: (a) SLPA’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017; (b) A statement of SLPA’s estimate of the fair value of the shares; (c) An explanation of how interest was calculated, and (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under Chapter 92A of the NRS.

Under NRS 92A.470(1), SLPA is entitled to withhold payment from a dissenter unless the dissenter was the beneficial owner before the date set forth in the dissenters’ notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed corporate action. If SLPA chooses to withhold payment, it is required, within 30 days after receiving demand for payment, to notify the dissenter: (a) of SLPA’s balance sheet as of the end of 2017, a statement of income for 2017, a statement of changes in the stockholders’ equity for 2017; (b) of SLPA’s estimate of the fair value of the shares; (c) that the dissenter may accept SLPA’s estimate of the fair value, plus interest, in full satisfaction of her demand or demand appraisal; (d) that if the dissenter wishes to accept the offer, the dissenter must notify SLPA of acceptance within 30 days after receiving of the offer; and (e) that if the dissenter does not satisfy the requirements for demanding appraisal, the dissenter shall be deemed to have accepted SLPA’s offer.

If SLPA does not deliver payment within 30 days of receipt of the demand for payment, the dissenting stockholder may enforce under NRS 92A.460(1) the dissenter’s rights by commencing an action in Carson City, Nevada.

If a dissenting stockholder disagrees with the amount of SLPA’s payment, then the dissenting stockholder may, pursuant to NRS 92A.480, within 30 days of such payment, (i) notify SLPA in writing of the dissenting stockholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by SLPA, or (ii) reject the offer by SLPA if the dissenting stockholder believes that the amount offered by SLPA is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting stockholder submits a written demand as set forth above and SLPA accepts the offer to purchase the Shares at the offer price, then such dissenting stockholder will be sent a check for the full purchase price of the Shares within 30 days of acceptance.

If a demand for payment remains unsettled, SLPA must commence a proceeding in the Carson City, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by SLPA. If a proceeding is commenced to determine the fair value of the Shares, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against SLPA, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against SLPA if the court finds that (i) SLPA did not comply with the Dissenters’ Rights Provisions or (ii) against either SLPA or a dissenting stockholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Dissenters’ Rights Provisions.

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If SLPA fails to commence such a proceeding, it would be required by NRS 92A.490(1) to pay the amount demanded to each dissenter whose demand remains unsettled. Dissenters would be entitled to a judgment for the amount, if any, by which the court finds the fair value of his shares, plus accrued interest, exceeds the amount paid by SLPA; or the fair value, plus accrued interest, of his after-acquired shares for which SLPA elected to withhold payment pursuant to Section 92.470 of the NRS.

Under Section 92A.490(4) of the NRS, the district court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to such order. In any such court proceeding, the dissenters are entitled to the same discovery rights as parties in other civil proceedings.

Under Section 92A.500 of the NRS, the district court will assess the costs of the proceedings against SLPA, unless the court finds that all or some of the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The district court may also assess against SLPA or the dissenters the fees and expenses of counsel and experts for the respective parties, in the amount the court finds equitable.

A person having a beneficial interest in Shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the Shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depositary or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If Shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a stockholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a stockholder owns Shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such Shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such Shares.

A record holder, such as a broker, fiduciary, depository or other nominee, who holds Shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the Shares held for all or less than all of the beneficial owners of those Shares as to which such person is the record owner. In such case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of such record owner.

Under NRS 92A.380(2), a stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the Exchange unless it is unlawful or fraudulent with respect to the stockholder or SLPA. The board of directors of SLPA was not required under NRS 78.138(5) to consider the proposed effect of the Exchange upon any particular group having an interest in the corporation as a dominant factor, such as the unaffiliated stockholders, and the board of directors of SLPA did not appoint an independent committee to consider the proposed effect of the Exchange on the stockholders of SLPA.

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The foregoing summary of the rights of dissenting stockholders under the Dissenters’ Rights Provisions does not purport to be a complete statement of the procedures to be followed by stockholders desiring to exercise any dissenters’ rights of appraisal rights available under NRS. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of NRS, and the foregoing summary is qualified in its entirety by reference to Appendix A hereto. You should carefully read Chapter 92A (Sections 300 through 500 inclusive) of the NRS, particularly the procedural steps required to perfect appraisal rights, because failure to strictly comply with the procedural requirements set forth in Chapter 92A (Sections 300 through 500 inclusive) of the NRS will result in a loss of appraisal rights. YOU ARE URGED TO CONSULT WITH YOUR OWN ATTORNEY REGARDING THE DISSENTERS’ RIGHTS AVAILABLE TO YOU, AND THE PROCESS TO PERFECT YOUR DISSENTERS’ RIGHTS UNDER CHAPTER 92A (SECTIONS 300 THROUGH 500 INCLUSIVE) OF THE NRS.

Additional Information

In connection with the exchange, SLPA and ZZLL filed with the U.S. Securities and Exchange Commission (the “SEC”) a Schedule 14C, which was mailed to the stockholders of SLPA along with this Notice of Exchange and Dissenter’s Rights on or about February __, 2018.

In making your decision as to the exercise of dissenter’s rights, you are urged to review the Schedule 14C and all related materials. A copy of the Schedule 14C is enclosed herewith. In addition, copies of the Schedule 14C, including all amendments and supplements thereto, can be obtained at SLPA’s expense from SLPA if you are a bank or a broker. Finally, the Schedule 14C is also available free of charge on the SEC’s website at http://www.sec.gov.

SLPA in the past has been subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith filed and furnished periodic and current reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such periodic and current reports, proxy statements and other information may be read and copied at the SEC’s Public Reference Room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1- 800-SEC-0330 for further information on the public reference room. SLPA’s filings with the SEC are also available to the public from commercial document-retrieval services and on the website maintained by the SEC at http://www.sec.gov.

Very Truly Yours,

Sleepaid Holding Company

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SCHEDULE A

DEMAND FOR PAYMENT BY A DISSENTING STOCKHOLDER

The undersigned is the owner of the following number of shares of capital stock of Sleepaid Holding Company and hereby demands payment for the same: Common Stock:

The undersigned represents and warrants that the foregoing shares are all of the shares of capital stock of Sleepaid Holding Company beneficially owned by the undersigned, except that if the undersigned is a nominee holder this Form for Demanding Payment by a Dissenting Stockholder is accompanied by a certification by each beneficial stockholder that both the beneficial owner and the record holders of all shares of common stock owned beneficially by the beneficial owner have asserted, or will timely assert, dissenter’s rights as to all the shares beneficially owned by the beneficial owner.

By initialing in the box to the right of this statement, the undersigned, or the person on whose behalf the undersigned is asserting dissenters’ rights, hereby certifies that the undersigned acquired ownership of the foregoing shares before February __, 2018, the date of the first announcement of the terms of the proposed action to the public through the filing of the initial Schedule 14C with the SEC (Any failure to so initial will be interpreted as a failure to provide this certification).

Dissenters’ rights payments with respect to the shares identified above should be sent to the following address:

Signature:

Name of Record Holder:

Name of Beneficial Holder:

Date:

NOTE: THIS DEMAND MUST BE RECEIVED BY AT, ON OR BEFORE APRIL __, 2018. FAILURE TO DELIVER THE DEMAND BY THE DATE INDICATED WILL WAIVE ALL RIGHTS THAT THE STOCKHOLDER HAS TO DISSENT. THIS DEMAND MUST BE ACCOMPANIED BY THE CERTIFICATES WITH RESPECT TO WHICH DISSENT AND PAYMENT DEMAND IS BEING MADE.

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APPENDIX A

Dissenter’s Rights Provisions

Nevada Revised Statutes § 92A.300 to § 92A.500

(“Dissenters’ Rights Provisions”) 92A.300. Definitions.

As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305. “Beneficial stockholder” defined.

“Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310. “Corporate action” defined.

“Corporate action” means the action of a domestic corporation.

92A.315. “Dissenter” defined.

“Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320. “Fair value” defined.

“Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1.	Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable
2.	Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.	Without discounting for lack of marketability or minority status.

92A.325. “Stockholder” defined.

“Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330. “Stockholder of record” defined.

“Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

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92A.335. “Subject corporation” defined.

“Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340. Computation of interest.

Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

92A.350. Rights of dissenting partner of domestic limited partnership.

A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360. Rights of dissenting member of domestic limited-liability company.

The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370. Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380. Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

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(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

92A.390. Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. 77r(b) (1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

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(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

92A.400. Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

92A.410. Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

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2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS

92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.420. Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

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92A.430. Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440. Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

43

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.  92A.450. Uncertificated shares: Authority to restrict transfer after demand for payment.

The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

92A.460. Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

92A.470. Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

44

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS

92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

92A.480. Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

92A.490. Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

45

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500. Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

46

SLEEPAID HOLDING CO.

FINANCIAL REPORTS

AT

DECEMBER 31, 2017 AND 2016

F-1

SLEEPAID HOLDING CO. AND SUBSIDIARIES FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016 (Stated in US Dollars) CONSOLIDATED BALANCE SHEETS

	Note	2017	2016

ASSETS
Current assets:
Cash and cash equivalents		$67,321	$86,101
Trade receivable, net of allowance for doubtful accounts of $70,649 for 2017 and $Nil for 2016		205,434	768,913
Short-term investments		-	14,377
Inventories, net		843,747	707,087
Advance to supplies		47,915	79,921
Loans to related parties		-	-
Other receivables	7	66,975	59,517

Total current assets		$1,231,392	$1,715,916

Non-current assets:
Property, plant and equipment, net	4	16,679	21,059
Intangible assets	5	14,943	18,049
Restricted cash		50,871	-

Total non-current assets		$82,493	$39,108

TOTAL ASSETS		$1,313,885	$1,755,024

LIABILITIES
Current liabilities:
Accounts payable	6	710,212	725,976
Accrued expenses		159,172	75,515
Advances from customer		56,796	54,112
Loans- related parties	13	769,515	761,101
Income tax payable		17,506	24,901
Other payables	8	256,365	177,636
Accrued salaries		1,874	-

Total current liabilities		$1,971,440	$1,819,241

TOTAL LIABILITIES		$1,971,440	$1,819,241

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value, 10,000,000 shares authorized; 0 shares issued and outstanding		$-	$-
Common stock, $0.001 par value; 65,000,000 shares authorized; 13,663,322 and 13,663,322 shares issued and outstanding, respectively		13,663	13,663
Additional paid in capital		155,883	155,883
Accumulated other comprehensive loss		(165,757)	(178,566)
(Accumulated loss)/retained earnings		$(661,344)	$(55,197)

TOTAL STOCKHOLDERS’ EQUITY		$(657,555)	$(64,217)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$1,313,885	$1,755,024

See accompanying notes to the consolidated financial statements

F-2

SLEEPAID HOLDING CO. AND SUBSIDIARIES FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016 (Stated in US Dollars) CONSOLIDATED STATEMENTS OF OPERATIONS

	Note	2017	2016

Net revenue		$1,870,164	$2,778,343
Direct costs		(1,494,087)	(1,971,407)

Gross profit		$376,077	$806,936

Operating expenses
Selling expenses		444,621	175,130
General and administrative expenses		513,297	797,027

Total operating expenses		957,918	972,157

(Loss)/income from operations		$(581,841)	$(165,221)

Non-operating income (expense)
Interest expenses		(24,031)	-
Interest income		796	518
Other expenses		(1,054)	(1,445)
Other income		9	1,785

Total non-operating income (expenses)		(24,280)	858

(Loss)/income before income taxes		$(606,121)	$(164,363)

Income tax	9	(26)	(1,102)

Net (loss)/income		$(606,147)	$(165,465)

Comprehensive income statement
Net (loss)/income		(606,147)	(165,465)
Foreign currency translation adjustment		12,809	(35,728)

Comprehensive loss		$(593,338)	$(196,193)

Basic earnings per share of common stock		$(0.044)	$(0.012)
Diluted earnings per share		$(0.044)	$(0.012)

Weighted average number of common shares outstanding – basic and diluted		13,663,322	13,632,495

See accompanying notes to the consolidated financial statements

F-3

SLEEPAID HOLDING CO. AND SUBSIDIARIES FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016 (Stated in US Dollars) CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME

	Number of shares	Amount	Additional paid-in capital	Accumulated other comprehensive income	Retained earnings (accumulated losses)	Total

Balance, January 1, 2016	10,000,000	$10,000	$91,720	$(142,838)	110,268	$69,150
Recapitalization	3,663,322	3,663	64,163	-	-	67,826
Exchange reserve	-	-	-	(35,728)	-	(35,728)
Net income	-	-	-	-	(165,465)	(165,465)

Balance, December 31, 2016	13,663,322	$13,663	$155,883	$(178,566)	(55,197)	$(64,217)

Balance, January 1, 2017	13,663,322	$13,663	$155,883	$(178,566)	(55,197)	$(64,217)
Exchange reserve	-	-	-	12,809	-	12,809
Net loss	-	-	-	-	(606,147)	(606,147)

Balance, December 31, 2017	13,663,322	$13,663	$155,883	$(165,757)	(661,344)	$(657,555)

See accompanying notes to the consolidated financial statements

F-4

SLEEPAID HOLDING CO. AND SUBSIDIARIES FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016 (Stated in US Dollars) CONSOLIDATED STATEMENTS OF CASH FLOWS

	Notes	2017	2016

Cash flows (used in)/provided by operating activities:
Net (loss)/income		$(606,147)	$(165,465)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization		9,688	9,665
Gain on disposal		-	(1,785)
Allowance for doubtful accounts		68,029	-
Consultancy fee		15,671	16,365

Changes in assets and liabilities:
(Increase) decrease in assets
Trade receivable		525,687	(649,580)
Inventories		(84,568)	47,707
Advances to suppliers		36,134	(69,226)
Restricted cash		(48,985)	-
Other receivables		(2,021)	12,414
Prepaid expenses		(18,219)	(18,861)

Increase (decrease) in liabilities
Accounts payable		(63,459)	346,644
Advances from customer		(1,015)	(13,836)
Accrued expenses		81,043	40,750
Income tax payable		(8,777)	(4,895)
Other payables		63,706	145,649

Total adjustments		$572,914	$(138,989)

Net cash (used in)/provided by operating activities		$(33,233)	$(304,454)

See accompanying notes to the consolidated financial statements

F-5

SLEEPAID HOLDING CO. AND SUBSIDIARIES

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(Stated in US Dollars)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Notes	2017	2016

Cash flows used in investing activities:
Purchase of property, plant and equipment		-	(42,037)
Proceeds from sale of property, plant and equipment		-	2,709
Short-term investment		14,800	(15,053)

Net cash used in investing activities		$14,800	$(54,381)

Cash flows provided by/(used in) financing activities:
Principal repayments to bank		-	-
Issuance of common stock		-	22,521
Loan from director		(272,873)	143,726
Loan from related parties		267,866	101,466

Net cash provided by/(used in) financing activities		$(5,007)	$267,713

Net decrease in cash and cash equivalents		$(23,440)	$(91,122)

Effect of foreign currency translation		4,660	(6,787)
Cash and cash equivalents – beginning of year		86,101	184,010

Cash and cash equivalents – end of year		$67,321	$86,101

Supplementary disclosure of cash flow information:
Interest paid		$(24,031)	$-
Issuance of 3,655,815 shares of common stock at $0.001 par value for payment of consultancy fee with no cash flow effect		-	45,332

See accompanying notes to the consolidated financial statements

F-6

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND PRINCIPAL ACTIVITY

Organization and Basis of Presentation

Sleepaid Holding Co. (“Sleepaid”) and its subsidiaries are referred to herein collectively and on a consolidated basis as the “Company” or “we”, “us” or “our” or similar terminology.

Sleepaid, a Nevada Corporation, was incorporated under the laws of the State of Nevada on December 17, 2014. Yugosu Investment Limited (“Yugosu”) was incorporated in Hong Kong on March 28, 2007 and established a fiscal year end of December 31.

Guangzhou Smartfame Co., Ltd (“Guangzhou Smartfame”), the wholly owned subsidiary of the Yugosu, was incorporated under the laws of the PRC in Guangzhou, as a limited company on June 25, 2013. On May 11, 2016, Guangzhou Smartfame changed the name to Guangzhou Sleepaid Household Supplies Co., Ltd. (“Sleepaid Household”) and expanded the business activities to including the wholesale and manufacturing of household supplies and furniture.

Yuewin Trading Ltd (“Yuewin”), the wholly owned subsidiary of Sleepaid Household, was incorporated under the laws of the PRC as a limited company on March 24, 2008.

The Company and its subsidiaries (hereinafter, collectively referred to as the “Group”) are engaged in operating mattress and bedroom products retail outlets.

F-7

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The consolidated financial statements and notes are representations of management.

Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of consolidated financial statements.

(b) Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its subsidiary. All significant inter-company balances and transactions are eliminated in consolidation.

The following table depicts the identity of the subsidiary:

Name of Subsidiary	Place of Incorporation	Attributable Equity Interest %	Registered Capital
Yugosu Investment Limited (1)	Hong Kong	100	HKD 10,000
Guangzhou Sleepaid Household Supplies Co., Ltd (2)	PRC	100	RMB 3,000,000
Yuewin Trading Ltd (3)	PRC	100	RMB 500,000

_________

Note:	(1)	Wholly owned subsidiary of Sleepaid Holding Company

	(2)	Wholly owned subsidiary of Yugosu Investment Limited

	(3)	Wholly owned subsidiary of Sleepaid Household

(c) Use of estimates

The preparation of consolidated financial statements that conform with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time, however, actual results could differ materially from those estimates.

(d) Economic and political risks

The Company’s operations are conducted in Hong Kong and China and a large number of customers are located in Southern China. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in Hong Kong and China, and by the general state of the economy in Hong Kong and China.

The Company’s operations and customers in Hong Kong and Southern China are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments, and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in Hong Kong and China, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

F-8

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e) Fair Value of Financial Instruments

The provisions of accounting guidance, FASB ASC Topic 820 that applies to the Company requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheets, for which it is practicable to estimate fair value, and defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.

(f) Fair Value Measurements

FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.

Various inputs are considered when determining the fair value of the Company’s debt. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. These inputs are summarized in the three broad levels listed below.

Level 1 – observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs. The Company had no financial assets or liabilities carried and measured on a nonrecurring basis during the reporting periods. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared. The Company had no financial assets or liabilities carried and measured on a recurring basis during the reporting periods.

The availability of inputs observable in the market varies from instrument to instrument and depends on a variety of factors including the type of instrument, whether the instrument is actively traded, and other characteristics particular to the transaction. For many financial instruments, pricing inputs are readily observable in the market, the valuation methodology used is widely accepted by market participants, and the valuation does not require significant management discretion. For other financial instruments, pricing inputs are less observable in the market and may require management judgment.

(g) Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method with 5% scrape value.

Estimated useful lives of the plant and equipment are as follows:

Furniture and fixtures	5 years
Office equipment	2 - 5 years
Motor vehicles	4 - 5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of operation.

F-9

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(h) Accounting for the impairment of long-lived assets

The Company periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting years, there was no impairment loss.

(i) Cash and concentration of risk

The Group considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Group maintains bank accounts in Hong Kong .and maintain bank accounts in the PRC.

(j) Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(k) Foreign currency translation

The accompanying consolidated financial statements are presented in United States dollars (USD). The functional currencies of the Company’s operating business based in Hong Kong and PRC are the Hong Kong Dollar (HKD) and Renminbi (RMB) respectively. The consolidated financial statements are translated into USD from HKD and RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in HK$ and RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

	2017	2016
Year end HKD: USD exchange rate	7.8128	7.7565
Average yearly HKD: USD exchange rate	7.7926	7.7622

	2017	2016
Year end RMB: USD exchange rate	6.5063	6.9557
Average yearly RMB: USD exchange rate	6.7569	6.6433

The RMB is not freely convertible into foreign currencies and all foreign exchange transactions in the PRC must be conducted through authorized institutions. Accordingly, management cannot provide any assurance that the RMB underlying the consolidated financial statement amounts could have been, or could be, converted into HKD or USD at the exchange rates used in translation. In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

F-10

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(l) Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other consolidated financial statements. The Company’s current component of comprehensive income is the net income and foreign currency translation adjustment.

(m) Recently implemented standards

FASB Clarifies the Definition of a Business. The FASB has issued Accounting Standards Update No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The amendments affect all companies and other reporting organizations that must determine whether they have acquired or sold a business.

The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments are intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments provide a more robust framework to use in determining when a set of assets and activities is a business. They also provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable.

For public companies, the amendments are effective for annual periods beginning after December 15, 2017, including interim periods within those periods. For all other companies and organizations, the amendments are effective for annual periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019.

The FASB has issued Accounting Standards Update No. 2017-06, Plan Accounting: Defined Benefit Pension Plans (Topic 960); Defined Contribution Pension Plans (Topic 962); Health and Welfare Benefit Plans (Topic 965): Employee Benefit Plan Master Trust Reporting. The amendments relate primarily to the reporting by an employee benefit plan (a plan) for its interest in a master trust. A master trust is a trust for which a regulated financial institution (bank, trust company, or similar financial institution that is regulated, supervised, and subject to periodic examination by a state or federal agency) serves as a trustee or custodian and in which assets of more than one plan sponsored by a single employer or by a group of employers under common control are held.

The amendments are effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The amendments should be applied retrospectively to each period for which financial statements are presented. The amendments apply to reporting entities within the scope of Topic 960, Plan Accounting - Defined Benefit Pension Plans, Topic 962, Plan Accounting - Defined Contribution Pension Plans, or Topic 965, Plan Accounting - Health and Welfare Benefit Plans.

Under Topic 960, investments in master trusts are presented in a single line item in the statement of net assets available for benefits. Similar guidance is not provided in Topic 962 or 965, which has resulted in diversity in practice. For each master trust in which a plan holds an interest, the amendments require a plan’s interest in that master trust and any change in that interest to be presented in separate line items in the statement of net assets available for benefits and in the statement of changes in net assets available for benefits, respectively.

Topics 960 and 962 require plans to disclose their percentage interest in the master trust and a list of the investments held by the master trust, presented by general type, within the plan’s financial statements. The amendments remove the requirement to disclose the percentage interest in the master trust for plans with divided interests and require that all plans disclose the dollar amount of their interest in each of those general types of investments.

Current U.S. GAAP does not require disclosure by plans of the master trust’s other assets and liabilities. Examples of those balances include amounts due from brokers for securities sold, amounts due to brokers for securities purchased, accrued interest and dividends, and accrued expenses. The amendments require all plans to disclose: (a) their master trust’s other asset and liability balances; and (b) the dollar amount of the plan’s interest in each of those balances.

F-11

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m) Recently implemented standards (continued)

Lastly, investment disclosures (e.g., those required by Topics 815 and 820) relating to 401(h) account assets are generally provided in both the defined benefit pension plan financial statements and the health and welfare benefit plan financial statements. Stakeholders noted that the disclosures are redundant. The amendments remove that redundancy and do not require that the investment disclosures relating to the 401(h) account assets be provided in the health and welfare benefit plan’s financial statements. The amendments will require the health and welfare benefit plan to disclose the name of the defined benefit pension plan in which those investment disclosures are provided, so that participants can easily access those statements for information about the 401(h) account assets, if needed.

The FASB has issued Accounting Standards Update (ASU) No. 2017-07, Compensation — Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The amendments apply to all employers, including not-for-profit entities, that offer to their employees defined benefit pension plans, other postretirement benefit plans, or other types of benefits accounted for under Topic 715, Compensation — Retirement Benefits.

The amendments require that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. If a separate line item or items are used to present the other components of net benefit cost, that line item or items must be appropriately described. If a separate line item or items are not used, the line item or items used in the income statement to present the other components of net benefit cost must be disclosed.

The amendments also allow only the service cost component to be eligible for capitalization when applicable (e.g., as a cost of internally manufactured inventory or a self-constructed asset).

The amendments are effective for public business entities for annual periods beginning after December 15, 2017, including interim periods within those annual periods. For other entities, the amendments are effective for annual periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. Early adoption is permitted as of the beginning of an annual period for which financial statements (interim or annual) have not been issued or made available for issuance.

The FASB has issued Accounting Standards Update (ASU) No. 2017-09, Compensation—Stock Compensation (Topic 718) — Scope of Modification Accounting. ASU 2017-09 applies to entities that change the terms or conditions of a share-based payment award.

The FASB adopted ASU 2017-09 to provide clarity and reduce diversity in practice as well as cost and complexity when applying the guidance in Topic 718, Compensation—Stock Compensation , to the modification of the terms and conditions of a share-based payment award.

Diversity in practice has arisen in part because some entities apply modification accounting under Topic 718 for modifications to terms and conditions that they consider substantive, but do not when they conclude that particular modifications are not substantive. Others apply modification accounting for any change to an award, except for changes that they consider purely administrative in nature. Still others apply modification accounting when a change to an award changes the fair value, the vesting, or the classification of the award. In practice, it appears that the evaluation of a change in fair value, vesting, or classification may be used to evaluate whether a change is substantive.

Although the Master Glossary of the FASB Accounting Standards Codification™ currently defines the term modification as “a change in any of the terms or conditions of a share-based payment award,” Topic 718 does not contain guidance on what changes are substantive or purely administrative.

The amendments in ASU 2017-09 include guidance on determining which changes to the terms and conditions of share-based payment awards require an entity to apply modification accounting under Topic 718.

F-12

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m) Recently implemented standards (continued)

These amendments require the entity to account for the effects of a modification unless all of the following conditions are met:

•

The fair value (or calculated value or intrinsic value, if such an alternative measurement method is used) of the modified award is the same as the fair value (or value using an alternative measurement method) of the original award immediately before the original award is modified. If the modification does not affect any of the inputs to the valuation technique that the entity uses to value the award, the entity is not required to estimate the value immediately before and after the modification;

•	The vesting conditions of the modified award are the same as the vesting conditions of the original award immediately before the original award is modified; and

•	The classification of the modified award as an equity instrument or a liability instrument is the same as the classification of the original award immediately before the original award is modified.

The amendments are effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017.

Early adoption is permitted, including adoption in any interim period for: (a) public business entities for reporting periods for which financial statements have not yet been issued, and (b) all other entities for reporting periods for which financial statements have not yet been made available for issuance. The amendments should be applied prospectively to an award modified on or after the adoption date.

FASB Amends SEC Paragraphs related to Revenue Recognition and Leases Standards for Public Business Entities . The FASB has issued Accounting Standards Update (ASU) No. 2017-13.This ASU adds, amends, and supersedes SEC paragraphs of the Accounting Standards Codification (ASC) related to the adoption and transition provisions of ASU No. 2014-09, Revenue From Contracts with Customers and ASU 2016-02, Leases , for public business entities. The ASU is titled ASU No. 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments.

ASU 2017-13 codifies portions of an SEC Staff Announcement made at the July 20, 2017 Emerging Issues Task Force (EITF) meeting essentially delaying the effective date of the revenue recognition and leases standards for a subset of public entities . The SEC Observer made the following SEC Staff Announcement, “Transition Related to Accounting Standards Updates No. 2014-09 and 2016-02,” at the July 20, 2017 EITF meeting:

The SEC staff would not object to a public business entity that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC adopting (1) ASC Topic 606, Revenue from Contracts with Customers for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019, and (2) ASC Topic 842, Leases for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020.

A public business entity that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC may still elect to adopt ASC Topic 606 and ASC Topic 842 according to the public business entity effective dates.

This announcement is applicable only to public business entities that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC. This announcement is not applicable to other public business entities.

F-13

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(n) Account receivable

Accounts receivable is recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience.

Management reviews and adjusts this allowance periodically based on historical experience and its evaluation of the collectability of outstanding accounts receivable. The Company evaluates the credit risk of its customers utilizing historical data and estimates of future performance. Bad debts are written off as incurred. During the reporting year 2017, there was an allowance of doubtful debts of $70,649.

Outstanding accounts balances are reviewed individually for collectability. The Company does not charge any interest income on trade receivables. Accounts balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. To date, the Company has not charged off any balances as it has yet to exhaust all means of collection.

(o) Inventories

Inventories primarily consist of merchandise inventories and are stated at lower of cost or market and net realizable value. Cost of inventories is calculated on the weighted average basis which approximates cost.

Management regularly reviews inventories and records valuation reserves for damaged and defective returns, inventories with slow-moving or obsolescence exposure and inventories with carrying value that exceeds market value. Because of its product mix, the Company has not historically experienced significant occurrences of obsolescence.

Inventory shrinkage is accrued as a percentage of revenues based on historical inventory shrinkage trends. The Company performs physical inventory count of its stores once per quarter and cycle counts inventories at its distribution centers once per quarter throughout the year. The reserve for inventory shrinkage represents an estimate for inventory shrinkage for each store since the last physical inventory date through the reporting date.

These reserves are estimates, which could vary significantly, either favorably or unfavorably, from actual results if future economic conditions, consumer demand and competitive environments differ from expectations.

(p) Revenue recognition

The Company earns revenue by selling merchandise through self-managed retail stores inside shopping malls, franchise stores and wholesale agent.

Revenue from self-managed retail stores inside shopping malls is recognized when merchandise is purchased by and delivered to the customer, confirmed, fixed and reconciled with the shopping malls and collectability is reasonably assured.

Revenue from franchised stores is recognized after goods delivered and cash collected (normally cash on delivery) from the franchise retail stores.

Revenue from wholesale agent is recognized after goods delivered, amount fixed or determined and collectability is reasonably assured.

All revenues are shown net of estimated returns during the relevant period represented by estimated allowance for sales returns based upon historical experience.

The Company records sales tax collected from its customers on a net basis, and therefore excludes it from revenue as defined in ASC 605, Revenue Recognition.

F-14

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(q) Cost of sales

Cost of sales includes the cost of merchandise, collecting and handling charges based on store sales deducted by landlord, related cost of packaging and shipping cost and the distribution center costs.

(r) Operating lease rental

The Company did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental expenses included in selling, general and administrative expenses for the year ended December 31, 2017 and December 31, 2016 were $57,984 and $70,845, respectively

(s) Selling expenses

Selling expenses include store-related expense, other than store occupancy costs, as well as advertising, depreciation and amortization, and certain expenses associated with operating the Company’s corporate headquarters.

(t) Advertising costs

The Company expensed all advertising costs as incurred. Advertising expenses, net of reimbursement from suppliers, amounted to $10,907 and $29,580 for the years ended December 31, 2017 and 2016 respectively. Advertising expense is included in selling expense and general administrative expense in the accompanying consolidated statements of income.

(u) Concentration of Credit Risk

The Company maintains cash in bank deposit accounts in Hong Kong and PRC. The Company performs ongoing evaluations of this institution to limit its concentration risk exposure.

The Company operates retail stores located in the PRC. Because of this, the Company is subject to regional risks, such as the economy, regional financial conditions and unemployment, weather conditions, power outages, and other natural disasters specific to the region in which the Company operates.

(v) Retirement Benefit Plans

Full time employees of the Company in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company accounts the mandated defined contribution plan under the vested benefit obligations approach based on the guidance of ASC 715, Compensation—Retirement Benefits.

The total amounts for such employee benefits which were expensed were $41,384 and $39,039 for the years ended December 31, 2017 and 2016, respectively.

F-15

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(w) Stock-based compensation

Stock-based compensation concerning stock options and common stock awards granted to employees and directors for services and are accounted for in accordance with FASB ASC 718 “Compensation - Stock Compensation” and share-based compensation including warrants and common stock awards granted to consultants and nonemployees are accounted for in accordance with FASB ASC 505-50 “Equity-Based Payment to Non-employees.

All grants of common stock awards and stock options/warrants to employees and directors are recognized in the financial statements based on their grant date fair values. Awards to consultants and nonemployees are recognized based upon their fair value as of the earlier of a commitment date or completion of services.

The Company estimates fair value of common stock awards based the quoted price of the Company’s common stock on the date of grant. The fair value of stock options and warrants is determined using the Black-Scholes option pricing model.

(x) Segment reporting

In accordance with ASC 280-10, Segment Reporting (“ASC 280-10”), the Company’s chief operating decision makers rely upon consolidated results of operations when making decisions about allocating resources and assessing performance of the Company. As a result of the assessment made by the chief operating decision makers, the Company has only one single operating and geographic segment. The Company does not distinguish between markets or segments for the purpose of internal reporting.

(y) Product warranty

The company is the legal obligor for the warranties of the products sold to customers but believed that the likelihood that we would not recover all warranty costs from the manufacturer to be remote based on our past operating history, manufacturers’ cooperation and their reputation and history of honoring all their warranty obligations. Since our inception to present, we have not incurred any direct warranty expenses and accordingly, the accrual and associated expenses recognized in the financial statements has been recorded as zero.

(z) Basic and diluted earnings (loss) per share

In accordance with ASC No. 260 (formerly SFAS No. 128), “Earnings Per Share,” the basic earnings (loss) per common share is computed by dividing net earnings (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings (loss) per common share is computed similarly to basic earnings (loss) per common share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

F-16

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the company to concentrations of credit risk, consists of cash and accounts receivable as of December 31, 2017 and 2016. The Company performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of December 31, 2017 and 2016, all the Company’s bank deposits were conducted with banks in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the year ended December 31, 2017 and 2016, all of the Company’s sales were generated from the PRC.

The maximum amount of loss exposure due to credit risk that the Company would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Company does not require collateral from customers or debtors.

Accounts Receivable

Customer	As at December 31, 2017		As at December 31, 2016
A	$233,246	12%	$372,009	48%
B	175,093	9%	195,915	26%
C	157,489	8%	36,323	5%
D	154,072	8%	32,249	4%
Total	$719,900	37%	$637,596	83%

Accounts Payable

Supplier	As at December 31, 2017		As at December 31, 2016
AA	$407,433	23%	$167,075	23%
BB	384,994	22%	155,093	21%
CC	163,542	9%	118,124	16%
DD	126,489	7%	64,696	9%
EE	87,043	5%	46,768	6%
Total	$1,169,501	66%	$551,754	75%

F-17

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net comprise the following:

	December 31, 2017	December 31, 2016

At cost
Furniture and fixtures	$8,246	$7,714
Office equipment	21,709	20,385
Motor vehicles	25,360	23,722

Total property, plant and equipment	$55,315	$51,821
Less: accumulated depreciation	(38,636)	(30,762)

Total property, plant and equipment, net	$16,679	$21,059

Depreciation expense included in the selling expenses for the years ended December 31, 2017 and 2016 were $105 and $725.

Depreciation expense included in the general and administrative expenses for the years ended December 31, 2017 and 2016 were $5,506 and $5,484 respectively.

NOTE 5. INTANGIBLE ASSETS

Intangible assets, net comprise the following:

	December 31, 2017	December 31, 2016

At cost
Trademark	1,537	1,548
Computer software	$21,170	$19,801

Total intangible assets	$22,707	$21,349
Less: accumulated amortization	(7,764)	(3,300)

Total intangible assets, net	$14,943	$18,049

Amortization expense included in the general and administrative expenses for the years ended December 31, 2017 and 2016 were $4,077 and $3,456.

NOTE 6. ACCOUNT PAYABLES

Account payables were comprised of the following:

	December 31, 2017	December 31, 2016

Trade payables	$710,212	$725,976

NOTE 7. OTHER RECEIVABLES

Other receivables were comprised of the following:

	December 31, 2017	December 31, 2016

Disbursement and advances to employees	15,500	12,536
Deposit paid	51,475	46,981

	$66,975	$59,517

F-18

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8. OTHER PAYABLES

The other payables were comprised of the following:

	December 31, 2017	December 31, 2016

Loan advances from unrelated parties	$223,232	$170,712
Deposit received	9,222	6,644
Sundries	23,911	280

	$256,365	$177,636

NOTE 9. INCOME TAXES

The Company is subject to the Federal Income tax rate of 34%, PRC Enterprise Income tax rate of 25% and Hong Kong profits tax rate of 16.5%.

A reconciliation of the provision for income taxes with amounts determined by applying the statutory Federal income tax rate of 34% to income before income taxes is as follows:

	December 31, 2017	December 31, 2016

Loss before income tax	$(52,671)	$(50,915)
Temporary Difference	-	-
Permanent Difference	-	-
Taxable income	$(52,671)	$(50,915)
Federal Income Tax rate	34%	34%
Current tax credit	$17,908	$17,311
Less: Valuation allowance	(17,908)	(17,311)

Income tax expenses	$-	$-

A reconciliation of the provision for income taxes with amounts determined by applying the Hong Kong profits rate of 16.5% to income before income taxes is as follows:

	December 31, 2017	December 31, 2016

Loss before income tax	$(50,498)	$(55,153)
Temporary Difference	-	-
Permanent Difference	-	-
Taxable income	$(50,498)	$(55,153)
Hong Kong Income Tax rate	16.5%	16.5%
Current tax credit	$8,332	$9,100
Less: Valuation allowance	(8,332)	(9,100)

Income tax expenses	$-	$-

F-19

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9. INCOME TAXES (CONTINUED)

Sleepaid Household and Yuewin were incorporated in the PRC and are subjected to income taxes under the current laws of the PRC. The EIT rate of PRC was 25% for the year ended December 31, 2017 and 2016.

Profit (loss) before income tax of $(502,952) and $$(58,295) for the year ended December 31, 2017 and 2016, respectively, were attributed to operations in China. The income tax expenses consisted of the following:

	December 31, 2017	December 31, 2016

Profit (Loss) before income tax	$(502,952)	$(58,295)
Temporary Difference	503,057	69,312
Permanent Difference	-	(6,609)
Taxable income	$105	$4,408
China Enterprise Income Tax rate	25.0%	25.0%
Current tax expenses	$26	$1,102
Less: Valuation allowance	-	-
	$26	$1,102

No deferred tax asset has been provided for the year ended December 31, 2017 and 2016.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Company has operating lease agreements for office premises, which expiring through December 31, 2017. Future minimum rental payments under agreements classified as operating leases with non-cancellable terms for the next one year and thereafter as follows:

Year ending December 31,	2017	2016
2017	-	41,546
2018 and thereafter	40,847	-

Total	$40,847	$41,546

Rental expense paid for the year ended December 31, 2017 and 2016 were $57,984 and $70,845 respectively.

NOTE 11. SEGMENT INFORMATION

FASB Accounting Standard Codification Topic 280 (ASC 280) “Segment Reporting” establishes standards for reporting information about operating segments in financial statements. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance.

In 2017, the Company is regarded as a single operating segment, being engaged in the operating of mattress and bedroom products retail outlets. This principal activity and geographical market are substantially based in Hong Kong and the Mainland China, accordingly, no operating or geographical segment information are presented.

F-20

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12. NET INCOME (LOSS) PER SHARE

A reconciliation of the numerator and denominator of basic and diluted net income (loss) per share (“EPS”) is provided as follows:

	December 31, 2017	December 31, 2016
Numerator
Net (loss)/income	$(606,147)	$(165,465)

Denominator
Weighted average shares – Basic EPS	13,663,322	13,632,495
Weighted average shares – Diluted EPS	13,663,322	13,632,495

Net income (loss) per share – Basic and Diluted
EPS - basic and diluted	$(0.044)	$(0.012)

NOTE 13. RELATED PARTY TRANSACTIONS

Related party transactions comprised of loans from related parties and from director by director current account. As of December 31, 2017 and December 31, 2016, the loans from related parties were $769,515 and $761,101. All of these loans were provided for the Company’s working capital, did not have collateral, bear no interest and repayable on demand.

Detailed loans from related parties are listed as below:

	December 31, 2017	December 31, 2016

Cheung, Kuen Harry (a)	$467,925	$460,306
Cheung, Hang Dennis (b)	50,720	48,104
Yugosu International Limited (c)	250,870	252,691

Total loans from related parties	$769,515	$761,101

________

(a)	Major shareholders of Amax Deluxe Ltd (major shareholder of Sleepaid Holding Co.)
(b)	Close family member of Cheung, Kuen Harry.
(c)	With common shareholder Cheung, Kuen Harry.

NOTE 14. GOING CONCERN

As of December 31, 2017, the Company has accumulated deficits of $661,344, and its current liabilities exceed its current assets resulting in negative working capital of $740,048. In view of the matters described above, recoverability of a major portion of the recorded asset amounts and realization of the portion of current liabilities into revenue shown in the accompanying balance sheets are dependent upon continued operations of the Company, which in turn are dependent upon the Company’s ability to raise additional financing and to succeed in its future operations. The Company may need additional cash resources to operate during the upcoming 12 months, and the continuation of the Company may be dependent upon the continuing financial support of investors, directors and/or stockholders of the Company. However, there is no assurance that equity or debt offerings will be successful in raising sufficient funds to assure the eventual profitability of the Company. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding which would enhance capital employed and strategic partners which would increase revenue bases or reduce operation expenses. Management believes that the above actions will allow the Company to continue its operations throughout this fiscal year.

F-21

SLEEPAID HOLDING CO. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15. SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through April 16, 2018, the date these financial statements were issued, and determined that the only subsequent events or transactions that require recognition or disclosures in the financial statements was as follow:

On January 18, 2018, Sleepaid Holding Company (“Sleepaid”) acquired all the issued and outstanding share capital of Nice Great International Limited (“Nice Great”), a corporation formed under the laws of Hong Kong. In accordance with the terms of the Sale and Purchase Agreement (the “Agreement”) between the parties, Sleepaid issued an aggregate 50,000 shares of the common stock of Sleepaid (the “Sleepaid Shares”) to the shareholders of Nice Great (the “Nice Great Shareholders”). In return, the Nice Great Shareholders transferred all issued and outstanding shares of Nice Great to Sleepaid. Nice Great is now a wholly-owned subsidiary of Sleepaid. On the same date, Ms. Qiuli Chen was appointed as Operation Officer and Director of Sleepaid.

On March 6, 2018, Sleepaid Holding Company (“Sleepaid”) decided to sell its wholly owned subsidiary, Yugosu Investment Limited and its subsidiaries (collectively “Yugosu”), to ZZLL Information Technology, Inc. (“ZZLL”), an unrelated third party, in exchange for shares of ZZLL common stock. In accordance with the terms of the Share Exchange Agreement (“the Agreement”) between Sleepaid and ZZLL, ZZLL will issue an aggregate 12,000,000 shares of the common stock of ZZLL (“the ZZLL Shares”) to Sleepaid, which shall dividend those shares out to Sleepaid Shareholders of record (“Sleepaid Shareholders”). In return, Sleepaid will transfer all issued and outstanding shares of Yugosu Investment Limited and Yugosu’s subsidiaries to ZZLL’s wholly owned subsidiary Syndicore Asia Limited (“SAL”). Yugosu will be a wholly-owned subsidiary of SAL. Sleepaid Shareholders will continue to retain their current share position in Sleepaid, in addition to receiving the shares of ZZLL.

Subsequent the financial year ended December 31, 2017, the Company (“the defendant”) has a lawsuit with Zhangjiagang Coolist Life Technology Co., Ltd. (“the plaintiff”) regarding the unpaid amount for the goods purchased from the plaintiff. No provision has been made for any material loss that is probable from the lawsuit currently pending (Case No. (2017) 粵0113民初字683號). On January 2, 2018, the court made the decision that the defendant had to repay the plaintiff the amount of goods purchased USD 178,614 (RMB 1,162,115) in addition of interest for the amount of USD 8,259 (RMB 55,804). On January 24, 2018, the defendant decided to make the appeal and the application was accepted. The Company is awaiting notice for the appeal hearing from the Court.

F-22

ZZLL INFORMATION TECHNOLOGY, INC.

FINANCIAL REPORTS
AT
DECEMBER 31, 2017 AND 2016

F-23

CONSOLIDATED BALANCE SHEET As at December 31, 2017 and 2016 (Stated in US Dollars)

	Note	December 31, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents		$18,430	$58,174
Amount due from NSML--Non-controlling interest	5	294,872	320,513
Other receivables		4,155	3,359

Total current assets		$317,457	$382,046

Non-current assets:
Property, plant and equipment, net		606	-

TOTAL ASSETS		$318,063	$382,046

LIABILITIES
Current liabilities:
Note payable		75,000	75,000
Warrants liabilities	9	685,395	-
Other payables and accrued liabilities	7	138,601	164,551
Amount due to related party	8	251,973	182,494
Income tax payable	6	-	-

Total current liabilities		$1,150,969	$422,045

TOTAL LIABILITIES		$1,150,969	$422,045

STOCKHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 0 shares issued and outstanding		$-	$-
Common stock, $0.0001 par value; 300,000,000 shares authorized; 19,252,448 and 1,476,448 * shares issued and outstanding, respectively		1,925	148
Additional paid in capital		1,630,950	1,473,060
Accumulated other comprehensive loss		(388)	-
(Accumulated deficit)/retained earnings		$(2,751,744)	$(1,827,188)

TOTAL STOCKHOLDERS’ EQUITY		(1,119,257)	(353,980)
Attributable to Non-controlling interest		286,351	313,981

Attributable to The Group		$(832,906)	$(39,999)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$318,063	$382,046

_________

*All shares outstanding for all periods have been retroactively restated to reflect ZZLL’s 1-for-50 reverse stock split, which was effective on October 5, 2017

The accompanying notes are an integral part of the financial statements

F-24

CONSOLIDATED STATEMENTS OF OPERATIONS For the Year Ended December 31, 2017 and 2016 (Stated in US Dollars)

	Note	December 31, 2017	December 31, 2016	Apr. 15, 2011(inception) Through Dec. 31, 2017

Net revenue		$5,353	$-	$5,353
Cost of Sales		2,865	-	2,865

Gross profit		$2,488	$-	$2,488

Operating expenses
General and administrative expenses		958,022	242,070	2,053,255

(Loss)/income from operations		$(955,534)	$(242,070)	$(2,050,767)

Non-operating income (expense)
Interest expenses		-	(199)	(214)
Interest income		-	-	-
Other non-operating income		3,348	-	3,479

(Loss)/income before income taxes		$(952,186)	$(242,269)	$(2,047,502)

Income tax	6	-	-	-

Net (loss)/income		$(952,186)	$(242,269)	$(2,047,502)

Non-controlling interest		27,630	6,532	34,162
Net (loss)/income attributable to the Company		(924,556)	(235,737)	(2,013,340)

Foreign currency translation adjustment		(388)	-	(388)

Comprehensive loss		$(924,944)	$(235,737)	$(2,013,728)

Basic and diluted earnings per share of common stock *		(18.35 cents)	(37.37 cents)	(194.51 cents)

Weighted average number of common shares outstanding – basic and diluted *		5,040,092	630,761	1,035,272

________

*All shares outstanding for all periods have been retroactively restated to reflect ZZLL’s 1-for-50 reverse stock split, which was effective on October 5, 2017

The accompanying notes are an integral part of the financial statements

F-25

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND
ACCUMULATED OTHER COMPREHENSIVE INCOME (Stated in US Dollars)

	Number of shares *	Amount *	Additional paid-in capital *	Accumulated other comprehensive income	Retained earnings /(accumulated losses)	Total

Balance, January 1, 2016	374,518	$38	$1,197,689	$-	$(1,591,451)	$(393,724)

Issue of common stock	1,101,930	110	275,371	-	-	275,481
Exchange reserve	-	-	-	-	-	-
Net loss	-	-	-	-	(235,737)	(235,737)

Balance, December 31, 2016	1,476,448	$148	$1,473,060	$-	$(1,827,188)	$(353,980)

Balance, January 1, 2017	1,476,448	$148	$1,473,060	$-	$(1,827,188)	$(353,980)

Issue of common stock	17,776,000	1,777	157,890	-	-	159,667
Exchange reserve	-	-	-	(388)	-	(388)
Net loss	-	-	-	-	(924,556)	(924,556)

Balance, December 31, 2017	19,252,448	$1,925	$1,630,950	$(388)	$(2,751,744)	$(1,119,257)

________

*All shares outstanding for all periods have been retroactively restated to reflect ZZLL’s 1-for-50 reverse stock split, which was effective on October 5, 2017

The accompanying notes are an integral part of the financial statements

F-26

CONSOLIDATED STATEMENTS OF CASH FLOWS (Stated in US Dollars)

	Notes	For Year Ended Dec 31, 2017	For Year Ended Dec 31, 2016	April 15, 2011 (inception) Through Dec 31, 2017

Cash flows (used in)/provided by operating activities :
Net (loss)/income		$(924,556)	$(235,737)	$(2,013,340)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization		-	-	-
Re-organization (reverse merger and spin-off)		-	-	(9,195)
Stock based compensation		-	-	85,000
Non-controlling interest		(27,630)	(6,532)	(34,162)

Changes in assets and liabilities:
Other receivables		(796)	(3,359)	(4,155)
Note payable		-	75,000	75,000
Warrant liabilities		685,395	-	685,395
Other payables and accrued liabilities		(25,950)	(243,836)	220,601

Net cash flows (used in) operating activities		$(293,537)	$(414,464)	$(994,856)

Cash flows generated by investing activities :
Disposal of subsidiary OODI		-	-	22,942
Purchase of property, plant and equipment		(606)	-	(606)

Net cash flows generated by investing activities		$(606)	$-	$22,336

Cash flows generated by/(used in) financing activities :
Proceed from Issuance of common stock		159,667	275,481	795,724
Amount due to /from related parties		69,479	196,984	169,973
Amount due to /from NSML		25,641	-	25,641

Net cash flows generated by financing activities		$254,787	$472,465	$991,338

Net increase (decrease) in cash and cash equivalents		(39,356)	58,001	18,818

Effect of foreign currency translation		(388)	-	(388)
Cash and cash equivalents – beginning of year		58,174	173	-

Net cash flows generated by investing activities		$18,430	$58,174	$18,430

Supplementary disclosure of cash flow information:
Interest paid		-	-	-
Income taxes		-	-	-

The accompanying notes are an integral part of the financial statements

F-27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION

ZZLL Information Technology, Inc. (“The Company”) was incorporated under the laws of the State of Nevada on September 9, 2005, under the name of JML Holdings, Inc. The Company merged with Baoshinn International Express, Inc. (“BSIE”) on March 31, 2006, by acquiring all of the issued and outstanding common stock of BSIE in a share exchange transaction. We issued 16,500,000 shares of our common stock in exchange for 100% of the issued and outstanding shares of BSIE common stock. The transaction was accounted for as a recapitalization of BSIE whereby BSIE is deemed to be the accounting acquirer and is deemed to have adopted our capital structure.

On June 17, 2015, Baoshinn Corporation had been amended to the name “Green Standard Technologies, Inc.”.

On May 27, 2016, the Company changed its name with the State of Nevada from Green Standard Technologies, Inc. to “ZZLL Information Technology, Inc.”

On May 27, 2016, ZZLL Information Limited acquired 4,992,500 common shares of the Company through a private Common Stock Purchase Agreement for investment purposes in the ordinary course of business. The aggregate number and percentage of common shares of the Issuer beneficially owned by Mr. Wei Liang is 4,992,500 common shares, or approximately 26.662% of the 18,725,003 issued common shares.

On June 14, 2016, Wei Liang (“Mr. Liang”) was appointed to serve as a member of the Board of Directors of ZZLL Information Technology, Inc.

On June 24, 2016, ZZLL Technology Limited acquired 4,895,000 common shares of the Company through a private Common Stock Purchase Agreement for investment purposes in the ordinary course of business. The aggregate number and percentage of common shares of the Issuer beneficially owned by Mr. Wei Zhu is 4,895,000 common shares, or approximately 26.142% of the 18,725,003 issued common shares.

On August 18, 2016, the Company through SAL entered into a Joint Venture Agreement (“JVA”) with Network Service Management Limited, a Hong Kong company (“NSML”) in the formation of Z-Line International E-Commerce Company Limited (“Z-Line”), a Hong Kong based e-Commerce company. The Company through SAL owned 55% of Z-Line that provides consumer-to-consumer, business-to-consumer and business-to-business-sales services via web portals.

On August 25, 2016 and September 20, 2016, the Company issued 6,696,500 common shares and 32,000,000 common shares to the officer respectively. The issuance with an aggregate of 38,696,500 common shares in lieu of $193,483 compensation to the officer under an option resolved in 2013 to pay the officer by common stock in lieu of cash at a rate of $0.005 per share.

On November 10 and December 1, 2016, the Company further issued 1,000,000 common shares and 15,400,000 common shares to the officer respectively. The issuance with an aggregate of 16,400,000 common shares in lieu of $82,000 compensation to the officer under an option resolved in 2013 to pay the officer by common stock in lieu of cash at a rate of $0.005 per share.

Effective on October 5, 2017, the Company executed a reverse stock split pursuant to which fifty (50) shares of the Company’s Common Stock, par value $.0001 per share, issued and outstanding, was reclassified as and changed, into one (1) share of the Company’s outstanding Common Stock.

F-28

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION (CONTINUED)

On October 13, 2017, the Company issued 15,753,500 common shares to the officer. The issuance of 15,753,500 common shares was in lieu of $78,768 in compensation due to the officer under an option granted in 2013 to pay the officer by common stock in lieu of cash at a rate of $0.005 per share.

On December 12, 2017, the Company issued 2,022,500 shares of units consisting of its common stock and a warrant (the “Units”). The units were issued to five shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share valid for a two years period after the subscription date. The total consideration for the issuance was $80,900.

On January 31, 2018, the Company issued 475,000 units consisting of its common stock and a warrant (the “Units”) to two shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $19,000.

On March 23, 2018, the Company issued 550,000 units consisting of shares of its common stock and a warrant (the “Units”) to three shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $22,000.

NOTE 2. DESCRIPTION OF BUSINESS

OODI is a development-stage company that plans to develop and operate a retail internet website specializing in gourmet Italian food products. On March 31, 2015, the Company disposed the operation unit of OODI for US$1,000 to Jet Express Trading Limited, a Hong Kong registered company.

Syndicore Asia Limited (“SAL”) is an online media company that syndicates video in a cloud-based, multimedia conduit serving a growing global community of content creators, news outlets and leading brands. Syndicore Asia Limited will be a provider of syndicated video media to news organizations in the Asia Pacific region. In addition, Syndicore Asia Limited plans to aggregate content from the Asia Pacific region and provide it to news organizations around the world.

Syndicore Asia Limited will strive to become a leading digital content provider for the Asia Pacific region, capitalizing on an explosively growing market with local, regional and national content that was previously unavailable. This is a new and exciting market, and offers unparalleled opportunities for expansion and rapid growth. Syndicore Asia Limited will also be the exclusive Asian partner and distributor for SendtoNews.

SAL’s exclusive distribution agreement with SendtoNews Video Incorporated (“STN”) for the Asia Pacific region includes major markets such as Japan, China and India. SAL now has distribution rights of online content for some of the world’s leading sports organizations with the same highlights, player interviews and other fan-interest content. SAL, being the exclusive provider in the Asia Pacific region for highly sought after content, offers deep market exposure with unprecedented efficiency and metrics-driven transparency. On the other side of the distribution chain, we will create SAL’s own proprietary news partnerships to provide guaranteed content distribution in return for a corresponding share of advertising revenues to a News industry looking to supplement their rapidly declining traditional ad revenue with viable “digital-age” revenue.

On August 1, 2014 Green Standard Technologies, Inc. (F/K/A Baoshinn Corporation) formed Green Standard Technologies Enterprises, Inc. (F/K/A Green Standard Technologies, Inc.), (“GSTEI) as a wholly owned subsidiary incorporated under the law of the state of Nevada. The Company’s second line of business is carried out by this subsidiary.

Green Standard Technologies Enterprises, Inc. (“GSTEI) is in the medical and recreation marijuana industry, and the establishment of a website will be used to further their business by providing visions with medical and recreational marijuana resource.

F-29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 2. DESCRIPTION OF BUSINESS (CONTINUED)

On October 29, 2014 Green Standard Technologies Enterprises, Inc., entered into a Website Development Agreement with Social Asylum Inc. (“SAI”). Under the terms of the Agreement SAI has agreed to provide a fully functioning ecommerce website with unique and proprietary functions, according to a mutually agreed upon set of features and milestones for minimum cost of $150,000, but the cost could potentially be higher depending on finalized functionality, scope and details. Also included are plans for launch, market and geographic expansion in the USA and potentially Europe.

Green Standard Technologies Enterprises, Inc. (“GSTEI) is in the medical and recreation marijuana industry, and the establishment of a website will be used to further their business by providing visions with medical and recreational marijuana resource.

On October 29, 2014 Green Standard Technologies Enterprises, Inc., entered into a Website Development Agreement with Social Asylum Inc. (“SAI”). Under the terms of the Agreement SAI has agreed to provide a fully functioning ecommerce website with unique and proprietary functions, according to a mutually agreed upon set of features and milestones for minimum cost of $150,000, but the cost could potentially be higher depending on finalized functionality, scope and details. Also included are plans for launch, market and geographic expansion in the USA and potentially Europe.

On April 1, 2015, Green Standard Technologies, Inc. (F/K/A Baoshinn Corporation) and Rider Capital Corp. signed the following agreements:

(1)	Contractor Agreement to serve as an expert on filing services. GST shall pay $360,000 USD for one (1) year on April 1, 2015 and on the anniversary date of the contract to Rider Capital Corp., unless otherwise terminated.

(2)	Contractor Agreement to serve as an expert on compliance services. GST shall pay $450,000 USD for one (1) year on April 1, 2015 and on the anniversary date of the contract to Rider Capital Corp., unless otherwise terminated.

(3)	Contractor Agreement to serve as an expert on distribution and business development. GST shall pay $550,000 USD for one (1) year on April 1, 2015 and on the anniversary date of the contract to Rider Capital Corp., unless otherwise terminated.

On April 1, 2015, the Company issued three convertible promissory notes to Rider Capital Corp. in the sum of $360,000, $450,000 and $550,000 with 8% annual interest rate, no collateral and redeemable on October 2015 in exchange for the contractor agreement signed for the filing, compliance and distribution and business development services to be provided.

On September 24, 2015, the Company and Rider Capital Corp. signed the Debt Cancellation Notes for the following Consulting Contracts and Promissory Note agreements, leaving no outstanding balance owing between the Contractor and the Company:

(1)	Contractor Agreement to serve as an expert on filing services signed on April 1, 2015. Promissory Note is in the amount of $360,000.

(2)	Contractor Agreement to serve as an expert on compliance services signed on April 1, 2015. Promissory Note is in the amount of $450,000.

(3)	Contractor Agreement to serve as an expert on distribution and business development signed on April 1, 2015. Promissory Note is in the amount of $550,000.

F-30

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 3. GOING CONCERN

The financial statements have been prepared in accordance with generally accepted principles in the United States applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of December 31, 2017, the Company has accumulated deficits of $2,751,744, generated a net loss of $924,556 for the year ended December 31, 2017 and its current liabilities exceed its current assets resulting in negative working capital of $833,512. In view of the matters described above, recoverability of a major portion of the recorded asset amounts and realization of the portion of current liabilities into revenue shown in the accompanying balance sheets are dependent upon continued operations of the Company, which in turn are dependent upon the Company's ability to raise additional financing and to succeed in its future operations. The Company may need additional cash resources to operate during the upcoming 12 months, and the continuation of the Company may be dependent upon the continuing financial support of investors, directors and/or shareholders of the Company. However, there is no assurance that equity or debt offerings will be successful in raising sufficient funds to assure the eventual profitability of the Company. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern. The Company is actively pursuing additional funding which would enhance capital employed and strategic partners which would increase revenue bases or reduce operation expenses. Management believes that the above actions will allow the Company to continue its operations throughout this fiscal year.

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation and consolidation

The accompanying consolidated financial statements of the Group have been prepared in accordance with generally accepted accounting principles in the United States of America.

On June 29, 2010, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification (Codification) as the single source of authoritative US generally accepted accounting principles (GAAP) for all non-governmental entities Rules and interpretive releases of the Securities and Exchange Commission (SEC) and also sources of authoritative US GAAP for SEC registrants. The Codification does not change US GAAP but takes previously issued FASB standards and other U.S. GAAP authoritative pronouncements, changes the way the standards are referred to, and includes them in specific topic arrears. The adoption of the Codification did not have any impact on the Group’s financial statements.

The consolidated financial statements are presented in US Dollars and include the accounts of the Group and its subsidiaries. All significant inter-company accounts and transactions have been eliminated in consolidation.

The following table depicts the identity of the subsidiaries:

Name of Subsidiary	Place of Incorporation	Attributable Equity Interest %	Registered Capital
Green Standard Technologies Enterprise, Inc. (1)	Nevada	100	USD 100

Syndicore Asia Limited (2)	Hong Kong	100	HKD 1

Z-Line International E-Commerce Limited (3)	Hong Kong	55	HKD 8,000,000

Hunan Syndicore Asia Limited	PRC	100	HKD 10,000,000

__________

Note:	(1)	Wholly owned subsidiary of ZZLL, discontinuous as at Dec 29, 2017
	(2)	Wholly owned subsidiary of ZZLL
	(3)	55% owned subsidiary of Syndicore Asia Limited
	(4)	Wholly owned subsidiary of Syndicore Asia Limited

The results of subsidiaries acquired or disposed of during the years are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal.

F-31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. These accounts and estimates include, but are not limited to, the valuation of accounts receivable, deferred income taxes and the estimation on useful lives of plant and equipment. Actual results could differ from those estimates.

Concentrations of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist principally of accounts receivable. In respect of accounts receivable, the Group extends credit based on an evaluation of the customer’s financial condition, generally without requiring collateral or other security. In order to minimize the credit risk, the management of the Group has delegated a team responsibility for determination of credit limits, credit approvals and other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. Further, the Group reviews the recoverable amount of each individual trade debt at each balance sheet date to ensure that adequate impairment losses are made for irrecoverable amounts. In this regard, the directors of the Group consider that the Group’s credit risk is significantly reduced.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less.

Accounts receivable

Accounts receivable are stated at original amount less allowance made for doubtful receivables, if any, based on a review of all outstanding amounts at the year end. An allowance is also made when there is objective evidence that the Group will not be able to collect all amounts due according to original terms of receivables. Bad debts are written off when identified. The Group extends unsecured credit to customers in the normal course of business and believes all accounts receivable in excess of the allowances for doubtful receivables to be fully collectible. The Group does not accrue interest on trade accounts receivable. The Group has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis credit evaluations are preferred on all customers requiring credit over a certain amount. The Group had experienced the bad debts of $nil and $nil during the year ended December 31, 2017 and 2016 respectively.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.

Depreciation of plant and equipment is provided using the straight-line method over their estimated useful lives at the following annual rates:

Furniture and fixtures	20% - 50%
Office equipment	20%

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated.

F-32

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue recognition

The Group recognizes revenue when it is earned and realizable based on the following criteria: persuasive evidence that an arrangement exists, services have been rendered, the price is fixed or determinable and collectability is reasonably assured.

The Group also evaluates the presentation of revenue on a gross versus a net basis through application of Emerging Issues Task Force No. (“EITF”) 99-19, Reporting Revenue Gross as a Principal versus Net as an Agent. The consensus of this literature is that the presentation of revenue as “the gross amount billed to a customer because it has earned revenue from the sale of goods or services or the net amount retained (that is, the amount billed to a customer less the amount paid to a supplier) because it has earned a commission or fee” is a matter of judgment that depends on the relevant facts and circumstances. In making an evaluation of this issue, some of the factors that should be considered are: whether the Group is the primary obligor in the arrangement (strong indicator); whether it has general inventory risk (before customer order is placed or upon customer return) (strong indicator); and whether we have latitude in establishing price. The guidance clearly indicates that the evaluations of these factors, which at times can be contradictory, are subject to significant judgment and subjectivity. If the conclusion drawn is that the Group performs as an agent or a broker without assuming the risks and rewards of ownership of goods, revenue should be reported on a net basis.

Advertising expenses

Advertising expenses are charged to expense as incurred. The advertising expenses incurred for the year ended December 31, 2017 and 2016 were $Nil and $Nil respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The FASB issued Accounting Standard Codification Topic 740 (ASC 740) “Income Taxes”. ASC 740 clarifies the accounting for uncertainty in tax positions. This requires that an entity recognized in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. The adoption of ASC 740 did not have any impact on the Group’s results of operations or financial condition for the year ended 31 December, 2017. As of the date of the adoption of ASC 740, the Group has no material unrecognized tax benefit which would favorably affect the effective income tax rate in future periods. The Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of operations.

Comprehensive income

Other comprehensive income refers to revenues, expenses, gains and losses that under U.S. GAAP are included in comprehensive income but are excluded from net income as these amounts are recorded as a component of stockholders’ equity. The Group’s other comprehensive income represented foreign currency translation adjustments.

F-33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign currency translation

The functional currency of the Group is Hong Kong dollars (“HK$”). The Group maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction. In 2015, the exchange rate being use to translate amount in HK$ is fixed at 7.8 to 1 for the purpose of preparing the consolidated financial statements which is derived from October 17, 1983 monetary policy from Hong Kong Monetary Authority where the Hong Kong dollar was pegged at a rate of 7.8 HK$ = 1 US$, through the currency board system with a limited floating range from 7.85 to 7.75. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Group which are prepared using the functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.

	Year ended	Year ended
	Dec 31, 2017	Dec 31, 2016
Year ended HK$ : US$ exchange rate	7.8	7.8
Average yearly HK$ : US$ exchange rate	7.8	7.8

Year ended RMB : US$ exchange rate	6.50271	6.95566
Average yearly RMB : US$ exchange rate	6.71025	6.64330

Fair value of financial instruments

The carrying values of the Group’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

Stock-based Compensation

Share-based compensation including stock options and common stock awards issued to employees and directors for services and are accounted for in accordance with FASB ASC 718 "Compensation - Stock Compensation" and share-based compensation including warrants and common stock awards issued to consultants and nonemployees are accounted for in accordance with FASB ASC 505-50 "Equity-Based Payment to Non-employees. All grant of common stock awards and stock options/warrants to employees and directors are recognized in the financial statements based on their grant date fair values. Awards to consultants and nonemployees are recognized based upon their fair value as of the earlier of a commitment date or completion of services. The grant date(s) of all awards are determined under the guidance of ASC 718-10-25-5. The Company estimates fair value of common stock awards based the quoted price of the Company's common stock on the grant date. The fair value of stock options and warrants is determined using the appropriate option pricing model depends on the applicable of situation.

F-34

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic and diluted earnings per share

The Group computes earnings per share (“EPS’) in accordance with FASB Accounting Standard Codification Topic 260 (ASC 260) “Earnings Per Share”, and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as the income or loss available to common shareholders divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options, and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

The calculation of diluted weighted average common shares outstanding for the year ended December 31, 2017 is based on the estimate fair value of the Group’s common stock during such periods applied to options using the treasury stock method to determine if they are dilutive.

Effective on October 5, 2017, each of fifty (50) shares of the Company’s Common Stock, par value $.0001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without any action on the part of the holder thereof, be reclassified as and changed, pursuant, into one (1) share of the Company’s outstanding Common Stock (the “New Common Stock”).

The following tables are a reconciliation of the weighted average shares used in the computation of basic and diluted earnings per share for the periods presented:

For the Year ended December 31,	2017		2016

Numerator for basic and diluted earnings per share:	$		$
Net (loss)/income	(924,556)		(235,737)

Denominator:
Basic weighted average shares	5,040,092		630,761
Effect of dilutive securities	-		-

Diluted weighted average shares	5,040,092		630,761

Basic earnings per share:	(18.34cents	)	(37.37cents	)

Diluted earnings per share:	(18.34cents	)	(37.37cents	)

No dilution effect due to net loss for the years ended December 31, 2017 and 2016.

Related parties transactions

A related party is generally defined as (i) any person that holds 10% or more of the Group’s securities and their immediate families, (ii) the Group’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Group, or (iv) anyone who can significantly influence the financial and operating decisions of the Group. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

F-35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently issued accounting pronouncements

FASB Clarifies the Definition of a Business. The FASB has issued Accounting Standards Update No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, clarifying the definition of a business. The amendments affect all companies and other reporting organizations that must determine whether they have acquired or sold a business.

The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments are intended to help companies and other organizations evaluate whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments provide a more robust framework to use in determining when a set of assets and activities is a business. They also provide more consistency in applying the guidance, reduce the costs of application, and make the definition of a business more operable.

For public companies, the amendments are effective for annual periods beginning after December 15, 2017, including interim periods within those periods. For all other companies and organizations, the amendments are effective for annual periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019.

The FASB has issued Accounting Standards Update No. 2017-06, Plan Accounting: Defined Benefit Pension Plans (Topic 960); Defined Contribution Pension Plans (Topic 962); Health and Welfare Benefit Plans (Topic 965): Employee Benefit Plan Master Trust Reporting. The amendments relate primarily to the reporting by an employee benefit plan (a plan) for its interest in a master trust. A master trust is a trust for which a regulated financial institution (bank, trust company, or similar financial institution that is regulated, supervised, and subject to periodic examination by a state or federal agency) serves as a trustee or custodian and in which assets of more than one plan sponsored by a single employer or by a group of employers under common control are held.

The amendments are effective for fiscal years beginning after December 15, 2018. Early adoption is permitted. The amendments should be applied retrospectively to each period for which financial statements are presented. The amendments apply to reporting entities within the scope of Topic 960, Plan Accounting - Defined Benefit Pension Plans, Topic 962, Plan Accounting - Defined Contribution Pension Plans, or Topic 965, Plan Accounting - Health and Welfare Benefit Plans.

Under Topic 960, investments in master trusts are presented in a single line item in the statement of net assets available for benefits. Similar guidance is not provided in Topic 962 or 965, which has resulted in diversity in practice. For each master trust in which a plan holds an interest, the amendments require a plan’s interest in that master trust and any change in that interest to be presented in separate line items in the statement of net assets available for benefits and in the statement of changes in net assets available for benefits, respectively.

Topics 960 and 962 require plans to disclose their percentage interest in the master trust and a list of the investments held by the master trust, presented by general type, within the plan’s financial statements. The amendments remove the requirement to disclose the percentage interest in the master trust for plans with divided interests and require that all plans disclose the dollar amount of their interest in each of those general types of investments.

Current U.S. GAAP does not require disclosure by plans of the master trust’s other assets and liabilities. Examples of those balances include amounts due from brokers for securities sold, amounts due to brokers for securities purchased, accrued interest and dividends, and accrued expenses. The amendments require all plans to disclose: (a) their master trust’s other asset and liability balances; and (b) the dollar amount of the plan’s interest in each of those balances.

Lastly, investment disclosures (e.g., those required by Topics 815 and 820) relating to 401(h) account assets are generally provided in both the defined benefit pension plan financial statements and the health and welfare benefit plan financial statements. Stakeholders noted that the disclosures are redundant. The amendments remove that redundancy and do not require that the investment disclosures relating to the 401(h) account assets be provided in the health and welfare benefit plan’s financial statements. The amendments will require the health and welfare benefit plan to disclose the name of the defined benefit pension plan in which those investment disclosures are provided, so that participants can easily access those statements for information about the 401(h) account assets, if needed.

F-36

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently issued accounting pronouncements (continued)

The FASB has issued Accounting Standards Update (ASU) No. 2017-07, Compensation — Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. The amendments apply to all employers, including not-for-profit entities, that offer to their employees defined benefit pension plans, other postretirement benefit plans, or other types of benefits accounted for under Topic 715, Compensation — Retirement Benefits.

The amendments require that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented. If a separate line item or items are used to present the other components of net benefit cost, that line item or items must be appropriately described. If a separate line item or items are not used, the line item or items used in the income statement to present the other components of net benefit cost must be disclosed.

The amendments also allow only the service cost component to be eligible for capitalization when applicable (e.g., as a cost of internally manufactured inventory or a self-constructed asset).

The amendments are effective for public business entities for annual periods beginning after December 15, 2017, including interim periods within those annual periods. For other entities, the amendments are effective for annual periods beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. Early adoption is permitted as of the beginning of an annual period for which financial statements (interim or annual) have not been issued or made available for issuance.

The FASB has issued Accounting Standards Update (ASU) No. 2017-09, Compensation—Stock Compensation (Topic 718) — Scope of Modification Accounting. ASU 2017-09 applies to entities that change the terms or conditions of a share-based payment award.

The FASB adopted ASU 2017-09 to provide clarity and reduce diversity in practice as well as cost and complexity when applying the guidance in Topic 718, Compensation—Stock Compensation, to the modification of the terms and conditions of a share-based payment award.

Diversity in practice has arisen in part because some entities apply modification accounting under Topic 718 for modifications to terms and conditions that they consider substantive, but do not when they conclude that particular modifications are not substantive. Others apply modification accounting for any change to an award, except for changes that they consider purely administrative in nature. Still others apply modification accounting when a change to an award changes the fair value, the vesting, or the classification of the award. In practice, it appears that the evaluation of a change in fair value, vesting, or classification may be used to evaluate whether a change is substantive.

Although the Master Glossary of the FASB Accounting Standards Codification™ currently defines the term modification as “a change in any of the terms or conditions of a share-based payment award,” Topic 718 does not contain guidance on what changes are substantive or purely administrative.

The amendments in ASU 2017-09 include guidance on determining which changes to the terms and conditions of share-based payment awards require an entity to apply modification accounting under Topic 718.

F-37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently issued accounting pronouncements (continued)

These amendments require the entity to account for the effects of a modification unless all of the following conditions are met:

•	The fair value (or calculated value or intrinsic value, if such an alternative measurement method is used) of the modified award is the same as the fair value (or value using an alternative measurement method) of the original award immediately before the original award is modified. If the modification does not affect any of the inputs to the valuation technique that the entity uses to value the award, the entity is not required to estimate the value immediately before and after the modification;

•	The vesting conditions of the modified award are the same as the vesting conditions of the original award immediately before the original award is modified; and

•	The classification of the modified award as an equity instrument or a liability instrument is the same as the classification of the original award immediately before the original award is modified.

The amendments are effective for all entities for annual periods, and interim periods within those annual periods, beginning after December 15, 2017.

Early adoption is permitted, including adoption in any interim period for: (a) public business entities for reporting periods for which financial statements have not yet been issued, and (b) all other entities for reporting periods for which financial statements have not yet been made available for issuance. The amendments should be applied prospectively to an award modified on or after the adoption date.

The FASB has issued Accounting Standards Update (ASU) No. 2017-13.This ASU adds, amends, and supersedes SEC paragraphs of the Accounting Standards Codification (ASC) related to the adoption and transition provisions of ASU No. 2014-09, Revenue From Contracts with Customers and ASU 2016-02, Leases, for public business entities. The ASU is titled ASU No. 2017-13, Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments.

ASU 2017-13 codifies portions of an SEC Staff Announcement made at the July 20, 2017 Emerging Issues Task Force (EITF) meeting essentially delaying the effective date of the revenue recognition and leases standards for a subset of public entities. The SEC Observer made the following SEC Staff Announcement, “Transition Related to Accounting Standards Updates No. 2014-09 and 2016-02,” at the July 20, 2017 EITF meeting:

The SEC staff would not object to a public business entity that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC adopting (1) ASC Topic 606, Revenue from Contracts with Customers for annual reporting periods beginning after December 15, 2018, and interim reporting periods within annual reporting periods beginning after December 15, 2019, and (2) ASC Topic 842, Leases for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020.

A public business entity that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC may still elect to adopt ASC Topic 606 and ASC Topic 842 according to the public business entity effective dates.

This announcement is applicable only to public business entities that otherwise would not meet the definition of a public business entity except for a requirement to include or the inclusion of its financial statements or financial information in another entity’s filing with the SEC. This announcement is not applicable to other public business entities.

The Company has considered all new accounting pronouncements and has concluded that there are no new pronouncements that may have a material impact on results of operations, financial condition, or cash flows, based on current information.

F-38

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 5. AMOUNT DUE FROM NSML

Amount due form Network Service Management Limited (“NSML”) was the capital-in-arrear to be invested to Z-Line International E-Commerce Limited (“Z-Line”). Z-Line is a corporation formed and incorporated on August 17, 2016 by the Company and NSML under the laws of Hong Kong. The shareholdings of Z-Line are 55% for the Company and 45% for NSML. The shareholdings of Z-Line for NSML has $294,872 (HKD 2,300,000) not yet paid up as at December 31, 2017.

NOTE 6. INCOME TAXES

The Company and its subsidiaries file separate income tax returns

The Company and one subsidiary are incorporated in the United States, and are subject to United States federal and state income taxes. The Company did not generate taxable income in the United States in 2017 and 2016.

Two subsidiaries are incorporated in Hong Kong, and are subject to Hong Kong Profits Tax at 16.5% for the twelve months ended December 31, 2017 and 2016. Provision for Hong Kong profits tax has not been made for the year presented as the subsidiaries have no assessable profits during the year.

One subsidiary is incorporated in PRC, and is subject to PRC Income Tax at 25% for the twelve months ended December 31, 2017. Provision for PRC Income Tax has not been made for the year presented as the subsidiary has no assessable profits during the year.

Deferred taxes are determined based on the temporary differences between the financial statement and income tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. For the year ended December 31, 2017 and 2016, the Group has tax loss carrying-forwards, which does not recognize deferred tax assets as it is not probable that future taxable profits against which the losses can be utilized will be available in the relevant tax jurisdiction and entity.

The Company did not have U.S, taxable income due to operating in Hong Kong SAR and PRC. The Company did not file the U.S. federal income tax returns. The Company did not have uncertainty tax positions or events leading to uncertainty tax position within the next 12 months. No Hong Kong Corporations Profits Tax Return filings are subject to Hong Kong Inland Revenue Department examination.

F-39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 7. OTHER PAYABLES AND ACCRUED LIABILITIES

The other payables and accrued liabilities were comprised of the following:

	December 31, 2017	December 31, 2016

Accrued expenses	$120,054	$146,678
Other payables	18,547	17,873

	$138,601	$164,551

NOTE 8. AMOUNT DUE FROM/TO RELATED PARTIES

Amount due to related parties are as follows:

	December 31, 2017	December 31, 2016

Amount due to related parties:
Sean Webster	3,742	28,007
Wei Zhu	232,179	154,487
Hunan Longitudinal Uned Information Technology Co., Ltd.	15,148	-
Hunan Zhang Zhong Wan Fu Company Limited	904	-

	$251,973	$182,494

As at December 31, 2017 and 2016, the amount due to related parties represent advances from shareholders of the Group and are interest free, unsecured and have no fixed repayment terms.

F-40

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 9. WARRANTS LIABILITIES

	Warranty Liabilities	Total

Balance at January 1, 2016	$-	$-
Warrants expenses for the year	-	-
Balance at December 31, 2016	$-	$-

Warrants expenses for the year	685,395	685,395

Balance at December 31, 2017	$685,395	$685,395

F-41

NOTE 10. STOCK OPTIONS

The Group has stock option plans that allow it to grant options to its key employees. During the year ended December 31, 2017 and 2016, the Company did not issue any stock options and there were no stock options being issued or outstanding.

NOTE 11. PENSION PLANS

In 2017, the Group participates in a defined contribution pension scheme under the Mandatory Provident Fund Schemes Ordinance (“MPF Scheme”) for all its eligible employees in Hong Kong.

The MPF Scheme is available to all employees aged 18 to 64 with at least 60 days of service in the employment in Hong Kong. Contributions are made by the Group’s subsidiary operating in Hong Kong at 5% of the participants’ relevant income with a ceiling of HK$30,000. The participants are entitled to 100% of the Group’s contributions together with accrued returns irrespective of their length of service with the Group, but the benefits are required by law to be preserved until the retirement age of 65. The only obligation of the Group with respect to MPF Scheme is to make the required contributions under the plan.

In the year ended December 31, 2017, the assets of the schemes are controlled by trustees and held separately from those of the Group. In 2017, no assets are allocated to pension. Total pension cost was $Nil during year ended December 31, 2017 (2016: $Nil).

NOTE 12. FAIR VALUE MEASUREMENTS

The Group adopted FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), related to the Group’s financial assets and liabilities. ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also describes three levels of inputs that may be used to measure fair value:

Level 1 — quoted prices in active markets for identical assets and liabilities.

Level 2 — observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 — unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions.

ASC 820 also provides guidance for determining the fair value of a financial asset when the market for that asset is not active, and for determining fair value when the volume and level of activity for an asset or liability have significantly decreased and includes guidance on identifying circumstances that indicate when a transaction is not orderly.

F-42

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 12. FAIR VALUE MEASUREMENTS (CONTINUED)

The effective date for certain aspects of ASC 820 was deferred and is currently being evaluated by the Group. Areas impacted by the deferral relate to nonfinancial assets and liabilities that are measured at fair value, but are recognized or disclosed at fair value on a nonrecurring basis. The effects of these remaining aspects of ASC 820 are to be applied by the Group to fair value measurements prospectively beginning November 1, 2010. The adoption of the remaining aspects of ASC 820 is not expected to have a material impact on its financial condition or results of operations.

The following table details the fair value measurements of assets and liabilities within the three levels of the fair value hierarchy at December 31, 2017 and 2016:

Fair Value Measurements at reporting date using:
	December 31, 2017	Quoted Price in active Markets for identical assets (level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
	$	$	$	$
Assets
Restricted cash	-	-	-	-
Cash and cash equivalents	18,430	18,430	-	-

Fair Value Measurements at reporting date using:
	December 31, 2016	Quoted Price in active Markets for identical assets (level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
	$	$	$	$
Assets
Restricted cash	-	-	-	-
Cash and cash equivalents	58,174	58,174	-	-

NOTE 13. COMMITMENTS AND CONTINGENCIES

The Company has operating lease agreements for office premises, which expiring through June, 2020. Future minimum rental payments under agreements classified as operating leases with non-cancellable terms for the next one year and thereafter as follows:

Year ending December 31,	2017	2016
2018	28,657	18,154
2019 and thereafter	32,734	11.346

Total	$61,391	$29,500

Rental expense paid for the year ended December 31, 2017 and 2016 were $24,316 and $6,808 respectively.

F-43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Stated in US Dollars)

NOTE 14. RELATED PARTY TRANSACTIONS

As of December 31, 2017 and December 31, 2016, the Company had received advancement of $251,973 and $182,494 from the shareholders for operating expenses. These advancements bear no interest, no collateral and have no repayment term.

During the year ended December 31, 2017, the Company issued 15,753,500 common shares to the officer on October 13, 2017. The issuance of 15,753,500 common shares was in lieu of $78,768 in compensation due to the officer under an option granted in 2013 to pay the officer by common stock in lieu of cash at a rate of $0.005 per share.

NOTE 15. SUBSEQUENT EVENTS

On January 31, 2018, the Company issued 475,000 units consisting of its common stock and a warrant (the “Units”) to two shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $19,000.

On February 7, 2018, Mr. Philip Tsz Fung Lo resigned as Chief Financial Officer and Director of the Company on personal matters.

On March 6, 2018, the Company through its wholly owned subsidiary, Syndicore Asia Limited (“SAL”), entered into a Share Exchange Agreement (the “Agreement”) with SleepAid Holding Co. (“SleepAid”). Under the Agreement, in exchange for 12,000,000 newly issued shares of the Company, SAL will acquire all the outstanding shareholdings of all three subsidiaries companies of SleepAid, Yugosu Investment Limited, Guangzhou Sleepaid Household Supplies Co., Ltd and Guangzhou Yuewin Trading Co., Ltd.

On March 23, 2018, the Company issued 550,000 units consisting of its common stock and a warrant (the “Units”) to three shareholders at a rate of $0.04 per Unit. The warrant exercise price is $0.05 for one common share and it is valid for a two years period after the subscription date. The total consideration for the issuance was $22,000.

Except the events mentioned above, the Company has evaluated all other subsequent events through April 30, 2018, the date these financial statements were issued, and determined that there were no other material subsequent event or transaction that require recognition or disclosures in the financial statements.

F-44